                                                                    Exhibit 10.8

           RECORDING REQUESTED BY

           WHEN RECORDED MAIL TO

Name                 Michael Peskowitz, Esq.
                     Rosenman & Colin LLP
Mailing Address      575 Madison Avenue
City, State,         New York, New York 10022
Zip Code

--------------------------------------------------------------------------------
                               SPACE ABOVE THIS LINE RESERVED FOR RECORDERS' USE

                            San Ramon Deed of Trust

================================================================================

================================================================================


            DEED OF TRUST, ASSIGNMENT OF LEASES, SECURITY AGREEMENT
                              AND FIXTURE FILING

         MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP ("Grantor")
                                                            -------
                                    - to -

           COMMONWEALTH LAND TITLE INSURANCE COMPANY OF CALIFORNIA
                            ("Trustee"), as Trustee
                              -------

                              For the benefit of

               NOMURA ASSET CAPITAL CORPORATION ("Beneficiary")
                                                  -----------

                        Dated: As of September 23, 1996
                               in the amount of
                               $222,500,000.00

                        Relating to Premises located in
                  County of Contra Costa, State of California

================================================================================

                               TABLE OF CONTENTS
                               -----------------

Paragraph                                                                   Page
---------                                                                   ----
GRANTING CLAUSES...........................................................   2

HABENDUM...................................................................   7

REPRESENTATAIONS, WARRANTIES, COVENANTS, AGREEMENTS AND
     CONDITIONS............................................................   8

1.   Payment of Debt.......................................................   8

2.   Warranty of Title.....................................................   8

3.   Further Mortgages and Liens...........................................  10

4.   Representations and Warranties........................................  15

5.   Covenants of Grantor as to Performance and Other Matters..............  18

6.   Due on Sale or Encumbrance............................................  20

7.   Hazardous Substances..................................................  21

8.   Insurance.............................................................  26

9.   Payment of Impositions and Utility Charges............................  27

10.  Escrow Fund...........................................................  28

11.  Leases and Rents......................................................  29

12.  Maintenance of the Mortgaged Property; Changes........................  32

13.  Damage to and Destruction of the Mortgaged Property...................  35

14.  Condemnation Proceedings..............................................  38

15.  Compliance With Agreements, Laws, etc.................................  41

16.  Contest of Impositions, Legal Requirements and Liens..................  42

17.  Cure of Defaults by Beneficiary.......................................  43

18.  Indemnity........................................................... 45

19.  Events of Default................................................... 46

20.  Default Rate........................................................ 48

21.  Remedies............................................................ 48

22.  Authorization to Execute Deeds; Adjournments........................ 54

23.  Proceeds of Foreclosure Sale........................................ 54

24.  Purchase of the Mortgaged Property by Beneficiary................... 55

25.  Security Agreement; Uniform Commercial Code......................... 56

26.  Certificate as to No Default, etc.; Information..................... 57

27.  Books and Records; Financial Statements............................. 58

28.  Application of Proceeds............................................. 58

29.  Terms Subject to Applicable Law; Severability....................... 58

30.  Further Acts, etc................................................... 58

31.  Limitation of Liability of Beneficiary and Trustee.................. 59

32.  Documentary Stamps.................................................. 59

33.  Cumulative Remedies of Beneficiary; No Waiver....................... 59

34.  Filing of Deed of Trust, etc........................................ 59

35.  Usury Laws.......................................................... 60

36.  Marshalling......................................................... 60

37.  Waiver of Notice.................................................... 60

38.  Recovery of Sums Required To Be Paid................................ 61

39.  Other Mortgages; Cross Collateralization; Cross Default............. 61

40.   No Oral Change..................................................  62

41.   Notices.........................................................  62

42.   Joint and Several Liability.....................................  63

43.   Headings, etc...................................................  63

44.   Successors and Assigns..........................................  63

45.   Survival of Assignment..........................................  63

46.   Construction; Counterparts......................................  64

47.   Governing Law...................................................  64

48.   Expenses of Enforcement.........................................  65

49.   Waivers; Sale Bar Against Foreclosure...........................  65

50.   No Claim of Credit for Impositions..............................  66

51.   Sole Discretion of Beneficiary; Reasonableness..................  66

52.   Modification by Beneficiary.....................................  67

53.   Assignment; Participations......................................  67

54.   No Merger.......................................................  68

55.   Running with the Land...........................................  68

56.   True Copy.......................................................  68

57.   Waiver of Jury Trial............................................  68

58.   After-Acquired Property.........................................  68

59.   Non-Recourse....................................................  69

60.   Regarding Trustee...............................................  69

61.   Right of Fee Owner to Purchase Deed of Trust....................  70

62.   Variable Rate on Interest.......................................  71
63.   Additional Ground Lease Provisions..............................  73


Exhibits

A       Legal Description.................................................
B       Schedule of Other Mortgages.......................................

Schedules

1       Description of Ground Lease.......................................
X       Insurance.........................................................

            DEED OF TRUST, ASSIGNMENT OF LEASES, SECURITY AGREEMENT
                              AND FIXTURE FILING


         DEED OF TRUST, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust"), dated as of September 23, 1996, by MARRIOTT HOTEL
              -------------
PROPERTIES II LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal office at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Grantor") in
                                                                    -------
favor of COMMONWEALTH LAND TITLE INSURANCE COMPANY OF CALIFORNIA, a California corporation, having an address at 1855 Gateway Boulevard, Suite 270, Concord, California 94520 ("Trustee"), as trustee for the use and benefit of NOMURA ASSET
                   -------
CAPITAL CORPORATION, a Delaware corporation, having its principal office at Two World Financial Center, Building B, 21st Floor, New York, New York 10281-1198 ("Beneficiary").
  -----------


                              W I T N E S E T H :
                              - - - - - - - - -

         WHEREAS:

         A. Pursuant to that certain lease, dated June 30, 1986 between Sunset Development Company, formerly known as Granada Sales, Inc., as landlord (including any successors and assigns thereof, "Fee Owner"), and Grantor,
                                                ---------
successor in interest to Marriott Corporation, now known as Host Marriott Corporation ("Host Marriott"), as tenant (such lease being more particularly
              -------------
described on Schedule 1 annexed hereto, and as the same may hereafter be
             ----------
modified, amended, restated, consolidated, replaced or supplemented from time to time, the "Ground Lease"), Fee Owner demised and leased to Grantor all that
           ------------
certain parcel of real property (the "Land") located in the County of Contra
                                      ----
Costa, State of California (the "State"), as more particularly described in
                                 -----
Exhibit A annexed hereto;
---------

         B. Host Marriott constructed on the Land a building and other improvements that are currently operated as a Marriott hotel (which, together with all other buildings and other improvements now or hereafter located on such parcel of Land are hereinafter referred to as the "Improvements"; the Ground
                                                   ------------
Lease and the leasehold estate created thereby, together with such Improvements, being hereinafter collectively referred to as the "Premises");
                                                   --------

         C. Pursuant to that certain Loan Agreement (the "Loan Agreement"),
                                                          --------------
dated as of the date hereof between Grantor and Beneficiary, Beneficiary is making a loan in the original principal amount of $222,500,000.00 to Grantor;

         D. The Loan is evidenced by those certain Secured Promissory Notes dated as of the date hereof, made by Grantor in favor of Beneficiary, in the original principal amounts of $195,405,904.00 and $27,094,096.00 (such Secured Promissory Notes, together with all extensions, renewals, substitutions, restatements, severances, splitters, consolidations, amendments and modifications thereof being hereinafter referred to collectively as the "Notes");
 -----

         E. The Notes are secured by, inter alia, this Deed of Trust and certain
                                      ----- ----
other mortgages, deeds of trust and security deeds (collectively, the "Other
                                                                       -----
Mortgages") on other real property owned or leased by Grantor, which Other
---------
Mortgages are more particularly described in Exhibit B annexed hereto;
                                             ---------

         F. To induce Beneficiary to make the Loan and to secure payment of the Notes, together with interest thereon, Grantor has agreed to the execution and delivery of this Deed of Trust; and

         G. Beneficiary accepts the benefits of this Deed of Trust.


                               GRANTING CLAUSES

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, and as an inducement to Beneficiary to make the Loan, and to secure the payment of the aggregate principal amount of the Notes of TWO HUNDRED TWENTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($222,500,000), or so much thereof as may have been advanced to Grantor together with all interest thereon, additional amounts payable under the Loan Agreement, including without limitation, the Yield Maintenance Premium (as such term is defined in the Loan Agreement), if any, and all other sums which may or shall become due hereunder or under the Notes or any of the other documents evidencing, securing or executed by Grantor in connection with the Loan (such other documents, including, without limitation, the Loan Agreement, the Other Mortgages and that certain Assignment of Leases, Rents and Profits of even date herewith given by Grantor to Beneficiary with respect to the Premises (as such assignment may, from time to time, be modified, amended, extended, restated, severed, split, consolidated or supplemented, the "Assignment") and similar Assignments of Leases, Rents and Profits given in
 ----------
connection with the Other Mortgages, together with the Notes and this Deed of Trust (as any of the same may, from time to time, be modified, amended, extended, restated, severed, split, consolidated or supplemented) being hereinafter collectively referred to as the "Transaction Documents") and
                                             ---------------------
including the costs and expenses of enforcing any provision of the Notes, this Deed of Trust or any of the other Transaction Documents (all such sums being hereinafter collectively referred to as the "Debt"), and in order to charge with
                                             ----
such performance and with such payments the Premises and other property hereinafter described and the rents, revenues, issues, income and profits thereof, Grantor has created a security interest in and DOES HEREBY WARRANT, PLEDGE, TRANSFER, SET OVER, ASSIGN, HYPOTHECATE, GIVE, GRANT, ALIEN, ENFEOFF, BARGAIN, SELL, CONVEY AND CONFIRM UNTO TRUSTEE, AND ITS SUCCESSORS AND ASSIGNS, IN TRUST WITH POWER OF SALE, FOR THE BENEFIT OF BENEFICIARY, all right, title, estate and interest of Grantor now owned, or hereafter acquired, in and to the Premises,

         TOGETHER WITH all right, title, estates and interest of Grantor, if any, now owned, or hereafter acquired, in and to the following property, rights and interests (the Premises, together with such property, rights and interests, being hereinafter collectively referred to as the "Mortgaged Property"):
                    ------------------

            (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, title, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises (including, without limitation, gas, oil and mineral rights, air rights, development rights and any other rights, however denominated, to construct floor area on the Land), and all right, title and interest of Grantor in, including any right to use and occupy, any land adjacent to the Land, and any land lying in the bed of any street, road or avenue, open, vacated or proposed, in front of or adjoining the Land, and any and all sidewalks, drives, curbs, passageways, streets, spaces and alleys adjacent to or used in connection with the Premises;

            (b) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest (to the extent same can be mortgaged or an interest therein can be granted if not owned by Grantor), now or hereafter located upon the Premises or any portion thereof, or appurtenances thereto, and used in connection with the present or future operation and occupancy of the Premises or any portion thereof, and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest (to the extent same can be mortgaged or an interest therein can be granted if not owned by Grantor), now or hereafter located in or upon the Premises or any portion thereof, and any building equipment, materials and supplies obtained for use in connection with the Premises or any portion thereof, and all additions, replacements, modifications and alterations of any of the foregoing, including, but without limiting the generality of the foregoing, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, radio, television, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts and compressors (collectively, the "Equipment"), which Equipment shall be deemed to be part and parcel of
          ---------
         the real estate and appropriated to the use of the real estate and, whether or not affixed or annexed to the Premises, shall for the purpose of this Deed of Trust be deemed conclusively to be real estate and mortgaged hereby;

            (c) all other furniture, furnishings, decorations, fixtures and equipment owned by Grantor and now or hereafter installed in, affixed to, placed upon or used in connection with the Premises or the business conducted by Grantor thereon, including, without limitation, communication systems, computer systems, hardware and software, furniture, carpeting, art work, lighting fixtures, millwork, draperies, kitchen, restaurant, bar and lounge equipment, laundry equipment, cash registers, safes, safety deposit boxes, office furniture, athletic and pool equipment, gift shop equipment, employees' lockers, coat racks, linens, blankets, pillows and uniforms (to the extent each of the foregoing shall exist), all present and future "accounts", "equipment", "inventory" and "general intangibles" (as such terms are defined in the Uniform Commercial Code as enacted and in effect in the State (the "Code")
                                                                     ----
         relating to the hotel and hotel operations at the Premises, excluding,
                                                                     ---------
         however, (xx) all property subject to written leases between the
         -------
         owner/installer of such equipment, as lessor, and Grantor as lessee, as permitted pursuant to the provisions of the Loan Agreement, and (yy) to the extent not assignable or mortgageable under State or local law, alcoholic beverages and licenses to serve alcoholic beverages at the Premises (collectively, the "Personal Property ");
                                      -----------------

            (d) all awards or payments, and any interest paid or payable with respect thereto, which may be made with respect to all or any portion of the Premises, whether from the exercise of right of condemnation, eminent domain or similar proceedings (including any transfer made in lieu of the exercise of said right), or from any taking for public use, or for any other injury to or decrease in the value of all or any portion of the Premises (including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages), all of the foregoing to be held, applied and paid in accordance with the provisions of this Deed of Trust (collectively, the "Condemnation Proceeds");
          ---------------------

            (e) all proceeds of, and any unearned premiums on, the Policies (as hereinafter defined) and any other insurance policies covering all or any portion of the Premises, the Equipment, the Personal Property and/or the Rents (as hereinafter defined), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to all or any portion of the Premises, the Equipment and/or the Personal Property, and any interest actually paid with respect thereto, all of the foregoing to be held, applied and paid in accordance with the provisions of this Deed of Trust (collectively, the "Insurance
                                                                  ---------
         Proceeds");
         --------

            (f) all refunds or rebates of Impositions (as hereinafter defined), and interest paid or payable with respect thereto (collectively, the "Refunds");
          -------

            (g) all leases and other agreements, if any, affecting the use or occupancy of all or any portion of the Premises now in effect or hereafter entered into (including, without limitation, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Premises), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto (collectively, the "Leases") and absolutely and presently all rents, revenues which
          ------
         Grantor generates from the collection of room rates in the course of its hotel operations, additional rents, percentage rents, revenues, issues, profits, cash collateral, royalties, income, bonuses, rights and benefits due and other benefits now or in the future payable under the Leases, and all security deposits, advance rentals and payments of similar nature (subject to the rights of lessees or depositors thereof) held by Grantor in connection with the Leases, if any, and all proceeds from any and all concessions and license agreements (including, without limitation, receivables, revenues, rentals and receipts from guest rooms, meeting rooms, other public facilities, food and beverage facilities, vending machines, telephone systems, guest laundry and other items of revenue, receipts, or income identified in the Uniform Systems of Accounts for Hotels, 8th Revised Edition, International Association of Hospitality Accountants and Hotel Association of New
         York) and all other fees, charges, accounts, payments, income, issues, proceeds, product, offspring, profits and benefits of any nature arising from the possession, use, occupancy or enjoyment of the Mortgaged Property as defined under Section 552(b) of the federal bankruptcy code (as amended from time to time, and including any successor legislation thereto, the "Bankruptcy Code"), of any nature
                                             ---------------
         arising from the possession, use, occupancy or enjoyment of the Mortgaged Property (collectively, the "Rents"), together with the
                                                -----
         right, but not the obligation, following an Event of Default (as hereinafter defined) by Grantor under this Deed of Trust or any of the other Transaction Documents, to exercise options, to give consents and to collect, receive and receipt for the Rents and apply the Rents to the payment of the Debt and to demand, sue for and recover the Rents when due and payable;

            (h) all contract rights relating to the Mortgaged Property, including, without limitation, and to the extent permitted by applicable law, all permits, licenses, certificates, consents, approvals, authorizations and other documents obtained or to be obtained in connection with the demolition, construction, use, operation or maintenance of the Premises or any portion thereof (collectively, "Permits"), all reciprocal easement, restrictive
                         -------
         covenants and similar agreements (collectively, "REAs"), all
                                                          ----
         appurtenances and utility rights pertaining to the Premises or any portion thereof, all zoning, land use, air rights and development agreements, all operating contracts, management agreements, service contracts, supply and maintenance contracts, equipment leases, warranties, guaranties and all other agreements affecting the Premises or any part thereof or used in connection with the management or operation thereof (to the extent assignable pursuant to the provisions of the applicable instrument or agreement creating or conferring such rights or benefits or pursuant to applicable law) together with all of the rights, reversions or equities now or hereafter appurtenant thereto (such Permits, REAs and other appurtenances, rights, contracts and agreements collectively, the "Agreements");
                                       ----------

            (i) all of the right, title and interest of Grantor in and to any other property, whether real or personal, tangible or intangible, owned or held in connection with the Premises or the business conducted by Grantor thereon, including, without limitation, appraisals, architectural and engineering plans, specifications and studies (subject to the proprietary rights of others therein), soil, environmental and other reports relating to the Premises (subject to the proprietary rights of others therein), license and contract rights, accounts receivable, warranties, guaranties, catalogues, tenant lists (but excluding proprietary guest list information), advertising materials relating to the Premises or the business conducted by Grantor thereon, telephone exchange numbers as identified in such materials, trade names, trademarks and logos relating to the Premises or the business conducted by Grantor thereon (subject to the rights of franchisors or licensors) and goodwill relating to the Premises or the business conducted by Grantor thereon;

            (j) all rights of Grantor in and to the Management Agreement (as defined in the Loan Agreement) applicable to the Premises and any other similar agreement or license affecting the management or operation of any part of the Premises, (subject in each case to the provisions thereof and any limitations set forth therein);

            (k) all rights of Grantor in any owner's or member's association or similar group having responsibility for managing or operating any part of the Premises;

            (l) all claims against any person or entity with respect to any damage to or loss of the Mortgaged Property, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements or the Equipment and any damage resulting therefrom and all the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Beneficiary in the Mortgaged Property;

            (m) all deposits or other security or advance payments, including rental payments made by or on behalf of Grantor to others, with respect to utility services, cleaning, maintenance, repair and similar services, refuse removal and sewer service, parking and similar services and rights, and rental of Equipment relating to or otherwise used in the operation of the Mortgaged Property;

            (n) all options in connection with the purchase, lease, encumbrance or other disposition of the Mortgaged Property or any interest therein; and

            (o) any and all other, further or additional rights, title, estates and interests which Grantor may now own or hereafter acquire, in and to the Premises and/or the Mortgaged Property, (including without limitation any right, title , estate or interest Grantor may now have or hereafter acquire in the fee title to the Land or the lessor's interests under the Ground Lease) and all renewals, substitutions and replacements of and all additions and appurtenances to the Premises and/or the Mortgaged Property constructed, assembled or placed by Grantor on the Premises, and all conversions of the security constituted thereby which, immediately upon such acquisition, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Grantor, Grantor expressly agreeing that if Grantor shall at any time acquire any other right, title, estate or interest in and to the Premises and/or the Mortgaged Property (including without limitation any right, title , estate or interest Grantor may now have or hereafter acquire in the fee title to the Land or the lessor's interests under the Ground Lease), the lien of this Deed of Trust shall automatically attach to and encumber such other right, title, estate or interest as a lien thereon.

            (p) all appurtenances in respect of or otherwise relating to the Ground Lease, including, but not limited to, renewal options and expansion rights, and all the estates and rights of Grantor of, in and to (i) all modifications, extensions and renewals of the Ground Lease and all rights to renew or extend the term thereof, (ii) all credits to and deposits of Grantor under the Ground Lease (other than tenant security deposits), (iii) all other options, privileges and rights granted and demised to Grantor under the Ground Lease, (iv) all the right or privilege of Grantor to terminate, cancel, abridge, surrender, merge, modify or amend the Ground Lease and (v) any and all possessory rights of Grantor and other rights and/or privileges of possession, including, without limitation, Grantor's right to elect to remain in possession of the Premises and the leasehold estate created by the Ground Lease pursuant to Section 365(h)(1) of the Bankruptcy Code;

            (q) all of Grantor's claims and rights to damages and any other remedies in connection with or arising from the rejection of the Ground Lease by Fee Owner or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against Fee Owner any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect (collectively, "Fee Owner's Bankruptcy").
                                             ----------------------

         AND, as additional security, Grantor hereby grants to Beneficiary a security interest in (1) the Equipment, (2) the Personal Property, (3) the Condemnation Proceeds, (4) the Insurance Proceeds, (5) the Refunds, (6) the Leases, (7) the Rents, (8) the Agreements, and (9) to the extent mortgages may lawfully grant the same, all other components of the Mortgaged Property, described in clauses (a) through (q) immediately preceding, and (10) all proceeds of the foregoing collateral described in clauses (1) through (9) (collectively, the "Security Interest Property"), and this Deed of Trust shall
                    --------------------------
be effective as a security agreement pursuant to the Code.


                                   HABENDUM

         TO HAVE AND TO HOLD the Mortgaged Property, the rights and privileges hereby conveyed or assigned, or intended so to be, unto Trustee and its successors and substitutes in trust hereunder for the benefit of Beneficiary, its successors and assigns, and with the possession and right of possession thereof, for the uses and purposes herein set forth.

         PROVIDED ALWAYS, and these presents are upon the express condition, that if Grantor shall well and truly pay to Beneficiary the Debt and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Notes and in the other Transaction Documents, then these presents and the estate hereby granted shall cease, determine and be void.

         PROVIDED FURTHER, that provided no Event of Default has occurred and is continuing, if Grantor shall exercise its right pursuant to and in accordance with the Loan Agreement, Grantor shall be entitled to obtain the release by Beneficiary of this Deed of Trust and the Mortgaged Property and, upon the giving of such release, this Deed of Trust and these presents and the estate hereby granted shall cease, determine and be void.

         This Deed of Trust is one of a number of mortgages and deeds of trust (all of which mortgages and deeds of trust, other than this Deed of Trust, are referred to in Exhibit B) given pursuant to the Loan Agreement. Each and every term and provision of all of the Transaction Documents signed by Grantor, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of all parties thereto are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust. Terms used in this Deed of Trust which are not defined herein or which are not defined by reference to the Loan Agreement shall have the meanings assigned to them in the Loan Agreement.


                    REPRESENTATIONS, WARRANTIES, COVENANTS,
                           AGREEMENTS AND CONDITIONS

         THIS DEED OF TRUST FURTHER WITNESSETH the following representations, warranties, covenants, agreements and conditions:

         1. Payment of Debt.
            ---------------

            (a) Grantor shall punctually pay the Debt at the time and in the manner provided for its payment in the Notes. The maturity date of the Notes (the "Maturity Date") is the earliest to occur of:

                 (i)    October 11, 2017; and

                (ii) such earlier date to which the maturity of the Debt may be accelerated upon an Event of Default as otherwise provided in any Transaction Document.

            (b) All payments of principal and interest accrued thereon shall be made without demand therefor, or presentation or surrender of the Notes, to the extent permitted by applicable law.

         2. Warranty of Title; Provisions of Ground Lease.
            ---------------------------------------------

            (a) Grantor specially warrants that it has good and marketable title to the Mortgaged Property and owns the Mortgaged Property free and clear of all liens, claims, charges, restrictions, encumbrances, security interests and other matters, subject only to the lien of this Deed of Trust and of the other Transaction Documents, the matters set forth as exceptions to the policies of title insurance (the "Title Policies") relating to the Mortgaged Property
                         --------------
issued by Commonwealth Land Title Insurance Company and Lawyers Title Insurance Corporation in connection with the Loan; easements and other rights in the Mortgaged Property granted by Grantor in the ordinary course of business which will not, individually or in the aggregate, violate the Ground Lease or materially and adversely affect (xx) the Premises, (yy) Grantor's hotel operations thereon, or (zz) the value or validity of Beneficiary's lien on and security interest in the Mortgaged Property, (iv) any easements and other rights in the Mortgaged Property granted by Fee Owner in accordance with the Ground Lease, (v) any financings permitted pursuant to Paragraph 3 of this Deed of Trust, and (vi) such other matters to
            -----------
which Beneficiary shall have consented to in writing (collectively, the "Permitted Exceptions"). All items set forth hereunder as Permitted Exceptions
 --------------------
are subject to the additional representations and warranties set forth in Paragraph 4(e) hereof. Grantor represents and warrants that no interest in all
--------------
or any part of the development rights appurtenant to the Premises have been granted, transferred or assigned by Grantor.

            (b) Grantor, at its sole cost and expense, covenants and agrees to defend its title to the Mortgaged Property and the priority of this Deed of Trust against all claims and demands of parties claiming or to claim by, through or under Grantor, subject to the Permitted Exceptions and will maintain and preserve such priority as long as the Loan Agreement remains in effect or the Debt (or any portion thereof) remains outstanding.

            (c) With respect to the Ground Lease, Grantor represents and warrants as follows:

                 (i) Grantor is the sole owner and holder of the leasehold estate created by the Ground Lease;

                 (ii) the Ground Lease or a memorandum thereof has been duly recorded in the official records of the County of Contra Costa, State of California and has not been materially amended or modified since such recordation;

                 (iii) the Ground Lease is in full force and effect and no default by Grantor or, to Grantor's knowledge, by Fee Owner has occurred under the Ground Lease and to Grantor's knowledge there is no existing condition which, but for the passage of time or the giving of notice or both, would result in a default under the Ground Lease;

                 (iv) the Ground Lease permits the interest of the tenant thereunder to be encumbered by this Deed of Trust;

                 (v) the tenant's interest in the Ground Lease is assignable to Beneficiary, without the consent of the Fee Owner, as security for a leasehold mortgage pursuant to the Ground Lease, including sections 6.01 and 11.06 thereof, and is further assignable by Beneficiary and its successors and assigns by obtaining an assignment of the Ground Lease in foreclosure or by deed in lieu of foreclosure without the consent of the Fee Owner, subject to the potential rights of the Fee Owner (x) to approve the Manager of the Premises and (y) to exercise its rights of first negotiation to purchase Grantor's leasehold interest in the Ground Lease pursuant to section 11.08 of the Ground Lease;

                 (vi) the Ground Lease requires the Fee Owner to give written notice of any default by Grantor or any exercise of any right to terminate the Ground Lease to

            Beneficiary and provides that no such notice delivered to Grantor will be effective against the Beneficiary unless and until a copy of the notice has been delivered to the Beneficiary;

                 (vii) the Ground Lease requires the Fee Owner to afford the Beneficiary a reasonable opportunity to cure any default under the Ground Lease, which is reasonably susceptible of being cured by Beneficiary after the receipt of notice of any default before the Fee Owner may terminate the Ground Lease;

                 (viii) the Ground Lease requires the Fee Owner to enter into a new lease with Beneficiary and its successors and assigns on the same terms as the Ground Lease, upon the termination of the Ground Lease for any reason, including without limitation, the rejection of the Ground Lease in a bankruptcy or insolvency proceeding;

                 (x) the Ground Lease has a term which extends not less than ten (10) years beyond the Maturity Date;

                 (xi) the Ground Lease does not allow either the Fee Owner or Borrower to cancel the Ground Lease while this Deed of Trust is outstanding without the consent of Beneficiary, including cancellation for damage or destruction of the Mortgaged Property, and permits the Beneficiary, as first leasehold mortgagee, to participate in the settlement of any Insurance Proceeds or Condemnation Proceeds and to hold and disburse any Insurance Proceeds or Condemnation Proceeds to be applied to the repair and restoration of the Mortgaged Property or to the repayment of the Debt if Grantor is in default under this Deed of Trust;

                 (xii) the Fee Owner has been, or promptly following the execution and delivery of this Deed of Trust, will be, given the required notice, together with a photocopy of the recorded Deed of Trust, for Beneficiary to be recognized as the holder of a leasehold mortgage entitled to the rights and privileges afforded a leasehold mortgagee under the Ground Lease.

         3. Further Mortgages and Liens.
            ---------------------------

            (a) This Deed of Trust is and will be maintained by Grantor as a valid and enforceable mortgage lien on and security interest in the Mortgaged Property subject only to the Permitted Exceptions. Except for (I) that certain deed of trust of even date herewith from Grantor to Trustee for the benefit of Beneficiary (the "SC Mortgage") intended to be recorded in the official records
                  -----------
of the County of Contra Costa, State of California immediately after the recordation of this Deed of Trust securing the obligations of Grantor and Santa Clara Marriott Hotel Limited Partnership ("SCLP") under that certain Secured
                                           ----
Promissory Note in the original principal amount of $43,500,000 delivered to Beneficiary pursuant to that certain loan agreement of even date herewith between SCLP and Beneficiary (the "SC Loan Agreement") and (II) Permitted
                                   -----------------
Subordinate Mortgages (as hereinafter defined), Grantor shall not, directly or indirectly, create or suffer, or permit to be created or suffered, against the Mortgaged Property or any part thereof, including, without limitation, the Rents or the Leases, and Grantor will promptly discharge or bond over, any mortgage, lien (including the liens of mechanics and materialmen), pledge, conditional sale or other title retention agreement, easement or other covenant, attachment, security interest, encumbrance or charge which may affect the Mortgaged Property or any part thereof or interest therein, except (i) the Permitted Exceptions,
                                         ------
(ii) Permitted Subordinate Mortgages and (iii) matters being contested in good faith and by appropriate proceedings in the manner permitted by Paragraph 16
                                                                ------------
of this Deed of Trust. If any mortgage, other lien or encumbrance not permitted hereunder is filed, Grantor will cause the same to be discharged within thirty
(30) days after recordation thereof and will exhibit to Beneficiary, upon request, evidence of discharge or other disposition satisfactory to Beneficiary.

            (b) Notwithstanding anything to the contrary contained in Paragraph 3(a), but subject to the requirements set forth in Paragraph 3(c)
--------------                                               --------------
and (d), Grantor may grant one or more mortgages or deeds of trust on the
    ---
Mortgaged Property, each subordinate to the lien of this Deed of Trust and the lien of the SC Mortgage (each such mortgage or deed of trust being referred to individually as a "Permitted Subordinate Mortgage" and collectively as the
                   ------------------------------
"Permitted Subordinate Mortgages").
 -------------------------------

            (c) With respect to each Permitted Subordinate Mortgage, but not with respect to an FF&E Financing (as hereinafter defined) (for which the requirements of Paragraph 3(e) (including the provisions cross-referenced
                --------------
therein) shall apply), in addition to the requirements set forth in
Paragraph 3(d), the following shall apply:
--------------

                 (i) no Permitted Subordinate Mortgage shall be permitted to be granted prior to the date which is two (2) years from the date hereof;

                 (ii) each Permitted Subordinate Mortgage shall at all times be held by a savings bank, savings and loan association, commercial bank or trust company, insurance company, investment banking institution or a union, federal, state, municipal or secular employee's welfare, benefit, pension or retirement fund;

                 (iii) the Debt Service Coverage Ratio (as defined in the Loan Agreement) requirement set forth in the Loan Agreement with respect to maintenance of a Debt Service Coverage Ratio of at least 2.25:1 shall be satisfied; and

                 (iv) the Rating Agencies (as defined in the Loan Agreement) shall confirm that the existence of such Permitted Subordinate Mortgage and the debt secured thereby will not result in a withdrawal, qualification or downgrade of any then existing ratings given by any such Rating Agencies with respect to the Securities (as defined in the Loan Agreement), if applicable.

            (d) The granting of any Permitted Subordinate Mortgage shall be subject to the following additional requirements:

                 (i) Grantor shall not then be in default of its obligations under this Deed of Trust, the Notes, or any of the Transaction Documents beyond any applicable cure period;

                 (ii) Grantor shall give Beneficiary written notice (the "Permitted Subordinate Mortgage Notice") of Grantor's intention to
          -------------------------------------
         enter into a Permitted Subordinate Mortgage not less than thirty (30) days prior to the placement thereof, such notice to be accompanied by a copy of the proposed Permitted Subordinate Mortgage or term sheet setting forth the terms thereof, and shall promptly thereafter deliver to Beneficiary copies of the proposed Permitted Subordinate Mortgage, when available (if not theretofore delivered), and modifications of the proposed Permitted Subordinate Mortgage and of said term sheet;

                 (iii) each Permitted Subordinate Mortgage shall be expressly subject and subordinate in lien to this Deed of Trust and all of the other Transaction Documents, and any agreement now or hereafter given as additional security for the Notes or this Deed of Trust, and to all of the terms, covenants and conditions of this Deed of Trust and the other Transaction Documents and said agreements and all extensions, renewals, modifications, supplements, consolidations, spreaders or replacements thereof (each, a "Renewal") and any other action permitted
                                        -------
         or contemplated by this Deed of Trust or any other Transaction Document
         (including, without limitation, increases in the amount of the Loan for accrued and unpaid interest, additional interest, prepayment premiums or charges, Yield Maintenance Premiums, if any, and other fees and charges, and increases in the amount of the Debt resulting from protective advances made by Trustee or Beneficiary pursuant to the Transaction Documents, including without limitation, advances made for taxes, insurance premiums, and maintenance of the Premises which are secured by this Deed of Trust or any other Transaction Document;

                 (iv) each Permitted Subordinate Mortgage shall provide that the holder thereof shall furnish the holder of this Deed of Trust with a copy of any notice of default or legal process sent to Grantor simultaneously with the transmittal thereof to Grantor;

                 (v) each Permitted Subordinate Mortgage, and any other document evidencing or securing the debt which such Permitted Subordinate Mortgage secures, shall provide that it is expressly subject and subordinate to any and all advances of the Loan, in whatever amounts and whenever made, with interest thereon, and to any expenses, charges and fees incurred, including any and all such advances, interest, expenses, charges and fees which may increase the indebtedness secured by this Deed of Trust and any other mortgages and deeds of trust given in connection with the Loan above the original principal amount thereof;

                 (vi)   each Permitted Subordinate Mortgage shall provide that
         (A) if any action or proceeding is brought for the foreclosure thereof, the rents from the Mortgaged Property shall be collected only by a receiver appointed by a court or referee after notice of the application for the appointment of such receiver shall have been given to the then holder of this Deed of Trust (B) all monies collected by such receiver shall be applied first to the payment of all sums then due which are secured by this Deed of Trust and the balance, if any, may then be applied to the payment of any sums then due which are secured by said Permitted Subordinate Mortgage and (C) if, during the pendency of any such foreclosure action or proceedings, an action or proceeding shall be brought by the then holder or holders of this Deed of Trust for the foreclosure of this Deed of Trust and an application is made by the then holder or holders of this Deed of Trust for an extension of such receivership for the benefit of the then holder or holders of this Deed of Trust all such rents held by such receiver, as of the date of such application, shall be applied by the receiver solely for the benefit of the then holder or holders of this Deed of Trust (including, without limitation, the outstanding principal balance of the Loan, or any portion thereof, if payment of the same is accelerated, and any late charges, or other charges and fees that may be payable, from time to time, in connection with the Loan or any portion thereof) before the holder of such Permitted Subordinate Mortgage shall be entitled to any portion thereof;

                 (vii) each Permitted Subordinate Mortgage shall provide that if any action or proceeding shall be brought to foreclose said Permitted Subordinate Mortgage, no tenant of any portion of the Mortgaged Property will be named as a party defendant in any such foreclosure action or proceeding, nor will any other action be taken with respect to any tenant of any portion of the Mortgaged Property the effect of which would be to terminate any lease without the written consent of the then holder or holders of this Deed of Trust;

                 (viii) no holder of a Permitted Subordinate Mortgage shall acquire by subrogation, contract or otherwise, any lien upon any other estate, right or interest in the Mortgaged Property, including, but not limited to, any which may arise with respect to real estate taxes, assessments or other governmental charges which are or may be prior in right to this Deed of Trust or any other Transaction Document, or any Renewal of this Deed of Trust or any other Transaction Document, unless within sixty (60) days following written notice of such intention to acquire such other estate, right or interest from the mortgagee thereunder, or its successors or assigns, the then holder of this Deed of Trust shall fail or refuse to purchase or acquire, by subrogation or otherwise, such prior lien, estate, right or interest, or shall fail, within such period, to commence and thereafter proceed diligently to purchase or acquire the same;

                 (ix) each Permitted Subordinate Mortgage shall provide that the mortgagee thereunder, its successors or assigns, or any other legal holder thereof, shall agree to assign and release unto the legal holder of this Deed of Trust (A) all of its right, title, interest or claim, if any, in and to Insurance Proceeds for application upon the indebtedness secured by, or other disposition thereof in accordance with the provisions of, this Deed of Trust and (B) all of its right, title and interest, and interest of claim, if any, in and to all Condemnation Proceeds for application upon the indebtedness secured by, or other disposition thereof in accordance with the provisions of, this Deed of Trust;

                 (x) each Permitted Subordinate Mortgage shall provide that so long as this Deed of Trust and any other mortgages or deeds of trust given in connection with the Loan shall remain upon the Mortgaged Property or any part thereof, the mortgagee thereunder, its successors or assigns or any other legal holder thereof, shall execute, acknowledge and deliver, upon demand, at any time or times, any and all further subordinations or other instruments, in recordable form, reasonably sufficient for that purpose, or that Grantor or Beneficiary, their respective successors or assigns or other legal holder of this Deed of Trust, may hereafter reasonably require for carrying out the true purpose and intent of the foregoing covenant;

                 (xi) each Permitted Subordinate Mortgage (and any underlying note or obligation) shall be nonrecourse, except for misappropriation of funds, material misrepresentation, fraud and environmental liabilities;

                 (xii) a default under any Permitted Subordinate Mortgage as and when declared by the holder thereof shall constitute a default under this Deed of Trust; a default under any Permitted Subordinate Mortgage not cured within the applicable cure period, if any, shall constitute an Event of Default under this Deed of Trust; provided that Beneficiary shall not accelerate the Debt secured by this Deed of Trust or commence to foreclose the lien of this Deed of Trust unless and until the holder of the Permitted Subordinate Mortgage then in default accelerates the debt secured thereby or commences to foreclose the lien secured by its Permitted Subordinate Mortgage;

                 (xiii) if a Permitted Subordinate Mortgage is not executed and delivered within sixty (60) days after delivery to Beneficiary of the Permitted Subordinate Mortgage Notice then no such Permitted Subordinate Mortgage may be placed against the Mortgaged Property or any portion thereof unless Grantor again complies with all of the provisions of this Paragraph 3;
                            -----------

                 (xiv) a true copy of each Permitted Subordinate Mortgage shall be furnished to Beneficiary promptly after the execution and delivery thereof;

                 (xv) Grantor shall pay to Beneficiary Beneficiary's reasonable attorneys' fees and other reasonable out-of-pocket costs incurred in connection with review and approval of the documentation; and

                 (xvi) In no event shall any Permitted Subordinate Mortgage provide for the accrual of all or any portion of the interest payable thereunder (other than normal accruals, not to exceed ninety (90) days in any event), and in no event shall any Permitted Subordinate Mortgage provide for debt service which is dependent upon the amount of cash flow or other proceeds generated from the Premises.

         (e) Grantor may enter into one or more purchase money financings, not secured by a lien on real property, in connection with the purchase of furniture, fixtures and/or equipment for the Premises (each, an "FF&E
                                                                 ----
Financing"); provided that each FF&E Financing secures a
---------
principal balance not in excess of $4,500,000 (whether individually or when aggregated with all other FF&E Financing pursuant to this Deed of Trust or the Other Mortgages existing at the time of such aggregation but not more than $500,000 with respect to the Mortgaged Property). The FF&E Financing granted from time to time by Grantor, if any, need not comply with the provisions of sub-clauses (i), (ii), (iii) or (iv) of Paragraph 3(c) or the provisions of
                                        --------------
Paragraph 3(d) other than clause (i) of such Paragraph 3(d).
--------------                               --------------

         4. Representations and Warranties. To induce Beneficiary to accept the
            ------------------------------
Notes and this Deed of Trust, and to make the Loan evidenced by the Notes and secured by this Deed of Trust, Grantor represents and warrants to Beneficiary that:

            (a) The covenants in this Deed of Trust and in the other Transaction Documents have been observed and performed in all material respects to the extent applicable on and as of the date hereof. The representations and warranties in this Deed of Trust and in the other Transaction Documents are true and correct in all material respects on and as of the date hereof. All such covenants, representations and warranties are hereby incorporated by reference.

            (b) The granting of this Deed of Trust, the consummation of the transactions herein contemplated and the execution and delivery of, and the performance and observance of Grantor's obligations under this Deed of Trust, the other Transaction Documents and other instruments herein mentioned to which Grantor is a party and which have been executed and delivered in connection with the transactions contemplated in the Transaction Documents have been duly authorized by all necessary action on the part of Grantor and its general partner and, to the Best Knowledge of Grantor (as such term is defined in Paragraph 46(a)
                                                          ---------------
         hereof), no other consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority (as hereinafter defined) (collectively, "Approvals") is required which has not been obtained by
                         ---------
         Grantor in connection with the execution, delivery or performance by Grantor of this Deed of Trust, the other Transaction Documents and other instruments herein mentioned to which Grantor is a party. For the purposes hereof, "Governmental Authority" shall mean any court, agency,
                           ----------------------
         authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the State or the county or city where the Premises are located or any political subdivision of any of the foregoing, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over Grantor or the Mortgaged Property or any portion thereof.

            (c) This Deed of Trust and each of the other Transaction Documents have been duly authorized, executed and delivered on behalf of Grantor by its general partner, and this Deed of Trust constitutes, and each of the other Transaction Documents and other instruments mentioned herein to which Grantor is a party constitute, a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by principles of equity or public policy (whether asserted in equity or in proceedings at law).

            (d) This Deed of Trust constitutes a valid mortgage lien on, and, to the extent permitted by applicable law, security interest in, the Mortgaged Property, subject to no liens, charges or encumbrances other than the Permitted Exceptions. There are no defenses, counterclaims or offsets to Grantor's obligation to pay the Debt pursuant to this Deed of Trust, the Notes or any of the other Transaction Documents. To the Best Knowledge of Grantor, there are no defenses, counterclaims or offsets to any of Grantor's other obligations pursuant to this Deed of Trust, the Notes or any of the other Transaction Documents.

            (e) The Permitted Exceptions do not and will not materially and adversely interfere with (i) the ability of Grantor to pay in full the Debt in the manner required by the Notes or (ii) the use of the Mortgaged Property for the use currently being made thereof, the operation of the Mortgaged Property as currently being operated for hotel purposes or the value of the Mortgaged Property.

            (f)  Except as set forth on the "Disclosure Schedule" (as defined in
                                             -------------------
         the Loan Agreement) applicable to the Mortgaged Property and approved by Beneficiary in writing, there are no Leases (other than the Ground Lease) affecting the Mortgaged Property. To the extent that the Disclosure Schedule lists any leases affecting the Mortgaged Property, to the Best Knowledge of Grantor, except as expressly disclosed on the Disclosure Schedule (i) no tenant under any of the Leases is entitled to any rent concession, (ii) Grantor has not accepted any prepayment of any rent, additional rent or other sums due under any of the Leases, except a payment of rent or additional rent one (1) month in advance or a prepayment in the nature of security for the performance of obligations of the tenant under any of the Leases and (iii) no tenant has any defense, set-off or counterclaim against Grantor or to the payment of any rent, additional rent or other sums payable pursuant to its Lease or to the performance of any obligations of the tenant thereunder. No tenant under any of the Leases has any right or option relating to the sale or other disposition of any of the Mortgaged Property.

            (g) The copies of the Leases, if any, previously delivered by Grantor to Beneficiary are true, correct and complete copies of those documents, and contain the entire agreement between the parties thereto with respect to the subject matter thereof.

            (h) Except as set forth in the Disclosure Schedule applicable to the Mortgaged Property, Grantor has obtained or has caused Manager to obtain (i) where required by applicable law, a valid, permanent Certificate of Occupancy for the Improvements which permits the uses to which the Premises are put and the uses permitted under any applicable Lease, and in such instances where relevant, such Certificate of Occupancy is in full force and effect, and (ii) all Permits of all Governmental Authorities required with respect to the use, operation, ownership and maintenance of the Mortgaged Property, and all of the same are in full force and effect and the Improvements comply in all material respects therewith.

            (i) Grantor has all easements, appurtenances or other rights and interests, including those for use, maintenance, and access (by pedestrians, automobiles and trucks) necessary or appropriate for the full and proper operation, repair, maintenance, occupancy and use of every portion of the Mortgaged Property as a full-service, first-class Marriott hotel and in compliance with the Loan Agreement. To the Best Knowledge of Grantor, all utility services necessary for the operation and occupancy of the Mortgaged Property for such purposes are available at the Mortgaged Property and will continue to be operational and adequate.

            (j) Grantor's possession of the Premises has been peaceable and undisturbed and Grantor's title thereto has never been disputed or questioned and, except for the Permitted Exceptions Grantor does not know of any facts by reason of which any adverse claim to any part of the Mortgaged Property or to any undivided interest therein might be made.

            (k) Except as disclosed on the Title Policies or set forth on the Disclosure Schedule applicable to the Premises and approved in writing by Beneficiary, no condemnation or eminent domain proceedings or other exercise of the right of eminent domain or conveyance in lieu of condemnation (hereinafter collectively called "Condemnation
                                                        ------------
         Proceedings") have been commenced and remain ongoing with respect to
         -----------
         the Mortgaged Property or any portion thereof and, to the Best Knowledge of Grantor, no Condemnation Proceedings are pending, nor has Grantor received written notice of any threatened Condemnation Proceedings.

            (l) All costs arising from the construction of the Improvements have been fully paid. All Equipment, Personal Property and all other fixtures and articles of personalty attached to the Premises, or usable in connection with the operation and maintenance thereof (xx) have been fully paid for other than for purchase money financing in de minimis amounts not exceeding $50,000.00 in the aggregate for the Premises and the properties encumbered by the Other Mortgages, (yy) are the property of Grantor and (zz) except for property subject to the foregoing purchase money financings, are not subject to any conditional bills of sale, chattel mortgages or any other title retention agreement of a similar nature or to any other liens or encumbrances other than those created by the Transaction Documents or otherwise specifically permitted hereunder, except for:
                              ----------

                 (i) such matters as are set forth on the Disclosure Schedule applicable to the Premises and approved in writing by Beneficiary, which shall include existing purchase money equipment arrangements;

                 (ii) such matters which, pursuant to the Loan Agreement, or as defined in this Paragraph 4(l), as de minimis and not required
                               --------------     -- -------
            to be disclosed;

                 (iii) Equipment or Personal Property subject to written leases between the owner/installer of such Equipment and/or Personal Property, as lessor, and Grantor, as lessee, to the extent permitted in the Loan Agreement; and

                 (iv) Equipment or Personal Property, if any, that is owned by tenants or guests at the Premises.

            (m) Grantor is not a "national" of a "designated foreign country" (or a person defined as a "designated foreign country") as such quoted terms are defined in the Foreign or Cuban Assets Control Regulations of the United States Treasury Department, 31 CFR, Subtitle B, Chapter V, as amended, or any regulation or ruling issued thereunder.

            (n) Grantor, pursuant to the Title Policies, or an irrevocable commitment therefor, effective as of the date of the closing of the Loan has caused to be issued to Beneficiary an ALTA Lender's title insurance policy insuring a valid first lien on the Premises, subject only to the Permitted Exceptions which Title Policies are in full force and effect and are freely assignable to and will inure to the benefit of any trustee or servicer selected by Beneficiary in connection with a Securitization (as defined in the Loan Agreement).

            (o) To the Best Knowledge of Grantor, no representation or information contained herein or in any other Transaction Document, nor any written statement or other instrument furnished, or to be furnished, to Beneficiary or any other person entitled thereto under the terms of the Transaction Documents executed by Grantor or its general partner taken as a whole contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not materially misleading.

         5. Covenants of Grantor as to Performance and Other Matters.
            --------------------------------------------------------

            (a) Grantor shall duly perform and observe all of the agreements, covenants, conditions and obligations imposed by the provisions of this Deed of Trust, the Notes, the other Transaction Documents or imposed upon or assumed by Grantor by virtue of the provisions of the Permitted Exceptions or any deed, conveyance, agreement, statute or ordinance pursuant to which Grantor or any predecessor in title of the Mortgaged Property acquired the Mortgaged Property or any right or privileges appurtenant thereto or for the benefit thereof.

            (b) Grantor shall, so long as Grantor is the owner of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect the existence, rights and privileges of Grantor under the laws of the state of its incorporation and the State in which the Premises are located.

            (c) Grantor shall not, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed, institute, join in, execute or consent to any change in any covenant, condition, restriction, easement, declaration, zoning ordinance, or other public or private restriction limiting, defining or otherwise controlling construction on or use(s) of all or any part of the Mortgaged Property.

            (d) Except as expressly permitted in the Loan Agreement or any other Transaction Document, Grantor shall not, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed, enter into, amend or modify any agreements relating to the management of the Mortgaged Property or the operation of the hotel or hotel operations thereon.

            (e) Except as expressly permitted in the Loan Agreement, Grantor shall not, without the prior written consent of Beneficiary, enter into, amend or modify any agreements relating to the Mortgaged Property or the operation of the hotel or hotel operations thereon with any "Affiliate" (as defined in the
                                                ---------
Loan Agreement) of Grantor except on terms that are no less favorable to Grantor than would be contained in similar arrangements on arms length terms with independent third parties consistent with any provisions of the Loan Agreement. All such agreements shall to the extent required under the Transaction Documents be fully and expressly subject and subordinate in all respects to the Debt, this Deed of Trust, and the Transaction Documents and to any and all extensions, renewals, additions, modifications, increases, consolidations, spreaders, amendments, replacements, restatements and substitutions hereof and thereof.

            (f) Grantor shall obtain all Approvals, if any, required in connection with the execution, delivery or performance by Grantor of this Deed of Trust, the other Transaction Documents and the other instruments herein mentioned to which Grantor is a party.

            (g) Grantor shall cause all Permits and Certificates of Occupancy required with respect to the use, operation, ownership and maintenance of the Mortgaged Property to remain in full force and effect at all times during the term hereof, and Grantor shall not permit or suffer to exist a violation of any such Permit or Certificate of Occupancy, or enter into any Lease which causes or permits the violation thereof.

            (h) Grantor shall, within five (5) business days after receipt from or delivery to Fee Owner of any notice of default or any other material notice, demand, complaint or request made by or given to Fee Owner with respect to the Premises or the Ground Lease, deliver a true copy thereof to Beneficiary. Beneficiary may, upon receipt by Beneficiary of any notice of default on the part of Grantor under the Ground Lease, rely thereon and may, upon notice to Grantor, take such action as Beneficiary shall deem necessary or desirable notwithstanding that the existence of such default or the nature thereof may be questioned or denied by or on behalf of Grantor.

            (i) Grantor shall pay the rent and other charges and all other sums due or payable at any time and from time to time pursuant to the terms of the Ground Lease as and when such sums shall become due or payable. If any default shall be made in the payment of any sum when due or payable by Grantor under the Ground Lease, Beneficiary shall have the right, but shall have no obligation, to pay any such sum.

            (j) Grantor shall give Beneficiary written notice of each and every option to extend or renew the term of the Ground Lease, and notice of its intention to exercise each such option, at least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option under the terms of the Ground Lease. Grantor shall exercise any extension and/or renewal option in respect of the Ground Lease upon Beneficiary's demand if Beneficiary reasonably determines that the exercise of such option is necessary to protect Beneficiary's security for the Loan. If Grantor intends to extend or renew the term of the Ground Lease, Grantor shall deliver to Beneficiary, together with the notice of such decision, a copy of the notice of extension or renewal delivered to Fee Owner. If the term of the Ground Lease does not extend at least ten (10) years beyond the Maturity Date, Beneficiary may, at its option, exercise the option to extend or renew in the name and on behalf of Grantor. For such limited and specific purpose, Grantor hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact (which appointment shall be deemed coupled with an interest) to execute and deliver, for and in the name of Grantor, all instruments and agreements necessary under the Ground Lease or otherwise to cause such an extension of the term of the Ground Lease.

            (k) Grantor shall not (i) terminate (or exercise any option it may have to terminate) or cancel the Ground Lease, surrender all or any part of the Premises to Fee Owner, modify, abridge or amend any material provision of the Ground Lease, or suffer or permit any of the foregoing to occur, or (ii) consent to the subordination of the Ground Lease or any amendment or modification thereof to any mortgage encumbering the fee title to all or any portion of the Premises.

            (l) Grantor shall fully and timely observe, perform and comply in all material respects with all of the terms, covenants and provisions contained in the Ground Lease in such a manner so as to preserve and keep unimpaired its rights under the Ground Lease and to prevent the occurrence of a default thereunder.

            (m)  Grantor shall execute and deliver to Beneficiary, within five
(5) days after request, such instruments as may be required to permit Beneficiary to cure any default under the Ground Lease or permit Beneficiary to take such other action required to enable Beneficiary to cure or remedy the matter in default and preserve the interest of Beneficiary in the Mortgaged Property.

            (n) Except as specifically provided in the Ground Lease, Grantor shall first obtain the consent or approval of Fee Owner in all instances where the consent or approval of Beneficiary under this Deed of Trust requires such consent under the Ground Lease.

         6. Due on Sale or Encumbrance.
            --------------------------

            (a) Grantor acknowledges that the continuous ownership, operation and management of the Mortgaged Property by Grantor (directly, or through the Manager) is of a material nature to this transaction and the making of the Loan evidenced and secured by this Deed of Trust and the other Transaction Documents. Grantor hereby covenants and agrees that Grantor shall not, without the written consent of Beneficiary, directly or indirectly, voluntarily or involuntarily or by operation of law, (i) dissolve, or terminate or amend the terms of the existence of the Grantor or its general partner in any respect that is not expressly permitted by the Transaction Documents, or (ii) sell, convey, assign, mortgage, encumber (except by the Permitted Exceptions), hypothecate or otherwise transfer, alienate or dispose of, including, without limitation, any lease of the Premises as a whole or substantially as a whole, any interest in the Mortgaged Property or any legal or beneficial interest in the Grantor or its general partner, except as expressly permitted by the Transaction Documents.

            (b) If Beneficiary shall not consent in writing to a sale, conveyance, assignment, mortgaging, encumbering or other transfer, alienation or disposition prohibited by subparagraph 6.(a) hereof, and Grantor nevertheless
                          ------------------
proceeds with such sale, conveyance, assignment, mortgaging, encumbering or other transfer, alienation or disposition, then Beneficiary may, at its option, and without limiting any other right or remedy available to Beneficiary hereunder, at law or in equity, (but subject to Grantor's right pursuant to and in accordance with the Loan Agreement to obtain the release by Beneficiary of the Mortgaged Property) in its sole and absolute discretion and without regard to the adequacy of its security, declare the Notes, in whole or in part, immediately due and payable.

            (c) The giving of written consent by Beneficiary to the transfer, alienation or disposition of all or any part of the Mortgaged Property or any interest in the Mortgaged Property or Grantor or its general partner in any one or more instances shall not limit or be deemed a waiver of the requirement for such consent in any other or subsequent instances. Except as otherwise expressly provided to the contrary in any Transaction Document, if any mortgage, encumbrance or other lien shall be placed on the Mortgaged Property or any portion thereof (other than this Deed of Trust) without the prior written consent of Beneficiary, such prohibited lien shall be deemed to be null and void ab initio.
---------

         7. Hazardous Substances.
            --------------------

            (a)  As used herein:

                 (i)    "Environment" shall mean soil, surface waters, ground
                         -----------
         waters, land, stream, sediments, surface or subsurface strata and ambient air.

                 (ii)   "Environmental Laws" shall mean all Federal, state
                         ------------------
         and local environmental, health or safety laws, regulations, ordinances, orders, actions, policies and rules of common law (whether now existing or hereafter enacted or promulgated), of all Governmental Authorities and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, human health or the Environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Substances, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

                 (iii)  "Environmental Report" shall mean the environmental
                         --------------------
         reports (described in the Disclosure Schedule) applicable to the Premises or any update thereof or supplement thereto.

                 (iv)   "Hazardous Substances" shall mean any chemical,
                         --------------------
         material, gas, vapor, energy, radiation or substance the presence of which requires or may hereafter require notification, investigation or remediation under any applicable Environmental Law, which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Laws, which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority, the presence of which on the Mortgaged Property poses a hazard to the Mortgaged Property or to the health or safety of persons or property on or about the Mortgaged Property, without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds, without limitation, which contains PCBs or asbestos or urea formaldehyde foam insulation, or without limitation, which contains or emits radioactive particles, waves or material, including radon gas in amounts the presence of which poses or threatens to pose a hazard to the Mortgaged Property or to the health or safety of persons or property on or about the Mortgaged Property.

            (b) Grantor hereby represents and warrants as of the date hereof as follows:

                 (i)    Except as set forth in the applicable Environmental
         Report:

                        (A) neither Grantor nor, to the Best Knowledge of
            Grantor, any prior owner, occupant or user of the Mortgaged Property nor any other person (each, a "Prior User") has engaged in or
                                           ----------
            permitted any operations or activities upon, or any use or occupancy of the Mortgaged Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances (whether legal or illegal, accidental or intentional) on, under, in or about the Mortgaged Property, except to the extent commonly used in the day-to-day operation of the Mortgaged Property and in such case substantially in compliance with all Environmental Laws;

                        (B) neither Grantor nor, to the Best Knowledge of
            Grantor, any Prior User, has transported any Hazardous Substances to, from or across the Mortgaged Property, except substantially in compliance with all Environmental Laws;

                        (C) to the Best Knowledge of Grantor, no Hazardous
            Substances have migrated from other properties upon, about or beneath the Mortgaged Property; and

                        (D) to the Best Knowledge of Grantor, there are no
            Hazardous Substances presently deposited, stored, or otherwise included in or located on, under, in or about the Mortgaged Property, except Hazardous Substances stored and used in amounts reasonably related to the normal operation of the Mortgaged Property for hotel operations and in such case substantially in compliance with all Environmental Laws.

                 (ii) Except as set forth in the applicable Environmental Report, the Mortgaged Property and the use, maintenance and operation of the Mortgaged Property, and all activities and conduct of business related thereto, substantially comply and to the Best Knowledge of Grantor have at all relevant times substantially complied with all Environmental Laws, and no activity on or condition of the Property has been alleged in writing to Grantor to be a material nuisance with respect to any third party.

                 (iii) Grantor has obtained any or all permits, licenses and authorizations necessary to Grantor's operation of the Mortgaged Property under applicable Environmental Laws, including laws relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the Environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances. To the Best Knowledge of Grantor, Grantor and the Mortgaged Property are substantially in compliance with all terms and conditions of any required permits, licenses and authorizations.

                 (iv) Except as set forth in the applicable Environmental Report, neither Grantor nor, to the Best Knowledge of Grantor, any Prior User has received notice or other communication from a Governmental Authority having jurisdiction over the Grantor the Mortgaged Property or any such Prior User concerning any alleged violation of or liability under any Environmental Laws with respect to the Mortgaged Property. Additionally, Grantor has not received notice or other communication from a Governmental Authority concerning any alleged material violation or material liability under any Environmental Laws by Grantor, or relating in whole or in part to the Mortgaged Property, or with respect to the real property adjacent to the Mortgaged Property, it being understood that the term "adjacent" shall refer to real property within the relevant radius for the violation of applicable Environmental Laws as set forth in the applicable Environmental Report. Except as set forth in the applicable Environmental Report, there exists no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, directive, summons or investigation, pending or, to the Best Knowledge of Grantor, threatened, relating to the ownership, use, maintenance or operation of the Mortgaged Property by any person or entity, or related to any alleged violation of Environmental Laws, or any suspected presence of Hazardous Substances thereon.

                 (v) Except to the extent set forth in the applicable Environmental Report, Grantor has not placed, nor to Grantor's Best Knowledge has there been constructed, placed, deposited, stored, disposed of or located on the Mortgaged Property any PCB nor any transformer, capacitor, ballast, or other equipment which contains dielectric fluid containing PCBs in concentrations that exceed federal standards, nor any asbestos or asbestos-containing materials nor any insulating material containing urea formaldehyde or any radon gas in amounts the presence of which poses or threatens to pose a hazard to the Mortgaged Property or to the health or safety of persons or property on or about the Mortgaged Property. To the Best Knowledge of Grantor, except to the extent set forth in the Environmental Report or as may have been removed in accordance with Environmental Laws, no underground improvements, including, but not limited to, treatment or storage tanks, or water, gas or oil wells, are located on the Mortgaged Property.

            (c) Grantor hereby covenants and agrees that Grantor shall not, unless Beneficiary shall otherwise consent in writing:

                 (i) Cause or, to the best of Grantor's ability to prevent such activity, permit or suffer any Hazardous Substance to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Mortgaged Property or any portion thereof by Grantor, its agents, employees, contractors, invitees, tenants, or any other person, except to the extent commonly used in the ordinary operation of the Mortgaged Property or in any such contractor's ordinary course of trade, and in each case in compliance with applicable Environmental Laws. The foregoing shall not apply to any Hazardous Substances that may have migrated or leached onto the Mortgaged Property from any other property.

                 (ii) Cause, permit or suffer the existence or the commission by Grantor, its agents, employees, or contractors of a violation of any Environmental Laws upon, about or beneath the Mortgaged Property or any portion thereof and Grantor shall use commercially reasonable efforts to prevent any such violation of any Environmental Laws by any invitees or any other person on the Mortgaged Property. Any removal or encapsulation of or other remedial action taken by or on behalf of Grantor in connection with any Hazardous Substance located on the Mortgaged Property (including, without limitation, subsequent disposal thereof) shall be performed in accordance with all applicable Environmental Laws and other Legal Requirements (as defined in Paragraph 15 hereof).
         ------------

                 (iii)  Subject to the provisions of Paragraph 16 hereof
                                                     ------------
         relating to permitted contests, create, or to the best of Grantor's ability to prevent such encumbrances, suffer to exist with respect to the Mortgaged Property, or permit any of its agents to create or suffer to exist, any lien, security interest or other charge or encumbrance of any kind under any Environmental Laws, including, without limitation, any lien imposed pursuant to section 107(l) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9607(1)) or any similar state statute.

            (d) Grantor hereby covenants and agrees that Grantor will at all times comply with the following requirements:

                 (i) Grantor shall, at its sole cost and expense, but without waiver or limitation of any rights or remedies Grantor may have against anyone other than Beneficiary, promptly take all actions required of Grantor or any Affiliate of Grantor by any Governmental Authority which arise from the presence upon, about or beneath the Mortgaged Property of a Hazardous Substance or a violation of Environmental Laws. Such action shall include, but not be limited to, the investigation of the environmental condition of the Mortgaged Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any clean-up, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Mortgaged Property, to the extent required by applicable Environmental Laws. Grantor shall take all actions necessary to restore the Mortgaged Property to a condition that complies with any standard of remediation required under applicable Environmental Law. Grantor shall proceed continuously and diligently with all such required investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable Environmental Laws. Any such actions shall be performed in a good, safe and workmanlike manner and shall, to the extent practicable, minimize any impact on the business conducted at the Mortgaged Property. Grantor shall pay all costs in connection with such investigatory and remedial activities, including, but not limited to, all power and utility costs, and any and all taxes or fees that may be applicable to such activities. Grantor shall promptly provide to Beneficiary copies of testing results and reports that are generated in connection with the above activities. If required by applicable Environmental Law, promptly upon completion of such investigation and remediation, Grantor shall permanently seal or cap all monitoring wells and test holes in compliance with applicable Legal Requirements and industry standards, remove all associated equipment, and restore the applicable Property, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation. Nothing in this subsection shall preclude the performance of any action required by any Governmental Authority, as described above, by anyone other than Grantor or Beneficiary. In such event, Grantor shall take all appropriate measures to ensure that such action is performed in accordance with all applicable Environmental Laws, and is consistent with the terms of this Deed of Trust.

                 (ii) If Grantor shall become aware of or receive actual notice concerning any actual, alleged or suspected violation of or liability under any Environmental Laws, or a substantial risk that any such Environmental Law will be violated with respect to the Premises, or that any representation of Grantor contained herein relating to Hazardous Substance is not or is no longer accurate in any material respect, including but not limited to actual notice or other written communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction, relating to same, and including without limitation any notice or other communication by Grantor, then Grantor shall deliver to Beneficiary, (x) within ten (10) days after receipt of such notice, a written description of said violation, liability, investigation or actual or threatened event or condition, together with copies of any documents evidencing same and
         (y) within thirty (30) days after receipt of such notice, a written description of the corrective action, if any, proposed by Grantor in response thereto. Receipt of such notices by Beneficiary shall not be deemed to create any obligation on the part of Beneficiary to defend or otherwise respond to any such notification.


                 (iii) Beneficiary shall have the right (but not the obligation) to enter upon the Mortgaged Property, from time to time at reasonable times and upon reasonable notice, and in its sole and absolute discretion, to conduct inspections of the Mortgaged Property and the activities conducted thereon to determine compliance with all Environmental Laws, the presence of Hazardous Substances and the existence of any potential damages as a result of the condition of the Mortgaged Property. In furtherance thereof, Grantor hereby grants to Beneficiary, and its agents, employees, and qualified consultants and contractors, the right to enter upon the Mortgaged Property and to perform such tests on the Mortgaged Property as are reasonably necessary to make such determination. Beneficiary shall conduct such inspections and tests at reasonable times, shall use its best efforts to minimize interference with the operation of the Mortgaged Property and agrees to restore the condition of the Mortgaged Property to substantially the same condition as existed immediately before such tests were performed, and Beneficiary shall not be liable for any interference caused thereby unless due to the gross negligence or willful misconduct or omission of Beneficiary.

         8. Insurance. (a) The insurance requirements set forth on Schedule X
            ---------                                              ----------
annexed hereto are incorporated by reference herein and are made a part of this Deed of Trust. At Grantor's expense, Grantor shall maintain continuously during the term of this Deed of Trust policies of insurance (collectively, the "Policies") in form and in amounts and issued by companies, associations or
 --------
organizations satisfactory to Beneficiary and meeting the requirements set forth in Schedule X.
   ----------

            (b) When and if required by the applicable insurance company, Grantor shall furnish Beneficiary with an appraisal satisfactory to Beneficiary showing the full replacement value of the Improvements, the Equipment and the Personal Property.

            (c) At the request of Beneficiary, Grantor shall assign the Policies to Beneficiary for the benefit of Beneficiary as collateral and further security for the payment of the Debt. In the event of a foreclosure of this Deed of Trust, the purchaser of the Mortgaged Property shall succeed to all the rights of Grantor to the extent permissible under the Policies and applicable law, including any right to unearned premiums, in and to all Policies assigned or delivered to Beneficiary pursuant to this Paragraph.
                                             ---------

            (d) If Grantor fails to maintain the insurance required to be maintained hereunder or on Schedule X or fails to deliver evidence of insurance
                           ----------
Beneficiary may, but shall not be obligated to on not less than five (5) Business Days' written notice to Grantor (or sooner, if required to replace any insurance before it expires), obtain insurance and pay the premiums therefor on behalf of Grantor if Grantor does not immediately obtain such insurance, and Grantor shall reimburse Beneficiary, on written demand, for all sums advanced and expenses incurred in connection therewith. Such sums and expenses, together with interest thereon at the Default Rate

(as defined in Paragraph 20), shall be deemed part of the Debt and secured by
               ------------
the lien of this Deed of Trust.

            (e)  Nothing contained in this Paragraph 8 or elsewhere in this Deed
                                           -----------
of Trust shall relieve Grantor of its duty to maintain, repair, replace or restore the Improvements, the Equipment or the Personal Property or rebuild the Improvements, from time to time, as required by the Transaction Documents, following damage thereto or destruction thereof whether or not sufficient proceeds of insurance are available to defray the cost of such repairs or restoration, and following any condemnation of all or any portion of the Mortgaged Property, and nothing contained in this Paragraph 8 or elsewhere in
                                                  -----------
this Deed of Trust shall relieve Grantor of its duty to pay the Debt, which shall be absolute, regardless of the occurrence of damage to or destruction of or condemnation of all or any portion of the Mortgaged Property.

            (f) In the event that prior to payment in full of the Debt, any claim under any Policy has not been paid and distributed in accordance with the terms of this Deed of Trust, and any such claim shall be paid after foreclosure of this Deed of Trust or other transfer of title to the Mortgaged Property shall have resulted in extinguishing the Debt for an amount less than the total of the unpaid principal balance together with accrued interest and the Yield Maintenance Premium, plus costs and disbursements at the time of the extinguishment of the Debt, and such insurance claim is thereafter paid, then and in that event that portion of the payment in satisfaction of the claim which is equal to the aforesaid deficiency shall belong to and be the property of Beneficiary and shall be paid to Beneficiary, and Grantor hereby assigns, transfers and sets over to Beneficiary all of Grantor's right, title and interest in and to said sums. The balance, if any, shall be promptly paid to, or as directed by, Grantor. Notwithstanding the above, Grantor shall retain an interest in the Policies above described during any redemption period. The provisions of this Paragraph 8(f) shall survive the termination of this Deed of
                   --------------
Trust by foreclosure or otherwise as a consequence of the exercise of any rights and remedies of Beneficiary hereunder after an Event of Default.

         9. Payment of Impositions and Utility Charges.
            -------------------------------------------

            (a) Except as specifically provided in the cash management procedures set forth in the Loan Agreement or the Exhibits thereto (collectively, the "Cash Management Procedures") and subject to the provisions
                    --------------------------
of Paragraph 16 hereof, Grantor shall pay or cause to be paid, before any
   ------------
interest or penalty for non-payment attaches thereto, all taxes, assessments, water rates, sewer rents, vault charges, permit fees, user fees, ground rents, maintenance charges and other governmental charges, and other charges of any kind or nature whatsoever, general or special, ordinary or extraordinary, now or hereafter levied, assessed or imposed upon or which constitute a lien upon or against the Mortgaged Property or any portion thereof, or upon the Rents derived from the Mortgaged Property or arising in respect of the occupancy, use or possession thereof (collectively, the "Impositions"). If Grantor shall fail to
                                       -----------
pay or cause to be paid any Impositions before any interest or penalty for non-payment attaches thereto, Beneficiary shall have the right, but shall not be obligated (except as specifically provided under the Cash Management Procedures), to pay such Impositions upon not less than five (5) Business Days' prior written notice to Grantor (subject to the provisions of the next succeeding sentence), and Grantor shall repay to Beneficiary, within ten (10) days after written demand, any amount so paid by Beneficiary, with interest thereon (xx) at the regular Base Rate provided for in the Notes from the date of Beneficiary's payment up to the date of demand for repayment by Beneficiary, and (yy) at the Default Rate from and including the date of such demand by Beneficiary to the date of repayment by Grantor, and such amount, together with such interest, shall constitute a portion of the Debt secured by the lien of this Deed of Trust. If an Escrow Fund (as defined in Paragraph 10) is in effect with respect to the Loan, Beneficiary
               ------------
shall not be required to give Grantor prior written notice of payments from such Escrow Fund with respect to Impositions and the provisions of Paragraph 10 of
                                                              ------------
this Deed of Trust and any Collateral Account Agreement or similar agreement with respect to such Escrow Funds shall apply. In the case of any assessment payable in installments, each installment thereof shall be paid prior to or on the date on which such installment becomes due and payable without imposition of any fine, penalty, interest or cost. Grantor shall not be entitled to any credit on the Notes, or any other sums which may become payable under the terms thereof or hereof, or otherwise, by reason of the payment of the Impositions.

            (b) Grantor shall promptly deliver to Beneficiary, upon request, receipted bills, canceled checks or other evidence reasonably satisfactory to Beneficiary evidencing the payment of the Impositions. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill. If Grantor shall fail to provide Beneficiary with such evidence evidencing the payment of Impositions within thirty (30) days after notice, Grantor shall pay Beneficiary, on written demand, all charges, payments, fees, costs or expenses reasonably incurred by Beneficiary in connection with obtaining evidence satisfactory to Beneficiary that payment of all Impositions is current and that there are no Impositions due and owing or which have become a lien on the Mortgaged Property or any portion thereof or any appurtenances thereto.

            (c) Grantor shall timely pay or cause to be paid all charges for electricity, power, gas, water and other utilities used in connection with the Mortgaged Property and, upon the written request of Beneficiary, Grantor shall promptly deliver to Beneficiary receipted bills, canceled checks or other evidence reasonably satisfactory to Beneficiary evidencing the payment of such charges.

        10. Escrow Fund.
            -----------

            (a) Grantor shall, at the option of Beneficiary to be exercised by written notice at any time after the occurrence of an Event of Default, or as otherwise required by the Cash Management Procedures, pay to Beneficiary (or, if applicable, any servicer named in or named pursuant to the Loan Agreement for the benefit of Beneficiary) the amount required in connection with the Escrow Fund under the Cash Management Procedures, if any, on or before the date required by the Cash Management Procedures. If at any time such Cash Management Procedures are not in effect, on the Debt Service Payment Date (as defined in the Notes), Grantor shall, at the option of Beneficiary to be exercised by written notice after the occurrence of an Event of Default deposit with Beneficiary an amount (hereinafter referred to as the "Escrow Fund") which
                                                       -----------
amount, at the option of Beneficiary, shall be the amount which would have been required by the Cash Management Procedures, if any, including Paragraph 6.1
                                                              -------------
thereof, had the Cash Management Procedures been in effect, or, at Beneficiary's option, an amount equal to one-twelfth (1/12th) of the amount which would be sufficient to pay the Impositions and all premiums on the Policies payable, or estimated by Beneficiary to be payable, during the ensuing twelve (12) months. Such deposits shall not be, nor be deemed to be, trust funds and shall be held by Beneficiary in a segregated sub-account of the Cash Collateral Account (as defined in the Loan Agreement) (the "Tax and Insurance Account") and invested in
                                     -------------------------
Permitted Investments (as hereinafter defined) (except as otherwise required by any Legal Requirement) which shall be free of any liens or claims on the part of creditors of Grantor.

            (b) Beneficiary will apply monies in the Escrow Fund, if any, (and any earnings inuring thereon) to the payment when due of Impositions and premiums on the Policies which are required to be paid by Grantor pursuant to the provisions of the Cash Management Procedures, or if such Cash Management Procedures are not in effect, this Deed of Trust. If the amount of the Escrow Fund shall exceed the amount of the Impositions and premiums on the Policies payable by Grantor pursuant to the provisions of this Deed of Trust, Beneficiary shall, in its sole discretion (i) return any excess to Grantor or (ii) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Beneficiary may deal with the person shown on the records of Beneficiary to be the owner of the Mortgaged Property. If the Escrow Fund is not sufficient to pay the Impositions and premiums on the Policies as the same become due and payable, Grantor shall pay to Beneficiary an amount which Beneficiary shall estimate as sufficient to make up the deficiency.

            (c) Until expended or applied as above provided, any amounts in the Escrow Fund shall constitute additional security for the Debt. If this Deed of Trust is sold or assigned, Beneficiary shall transfer to the assignee the amount then held by Beneficiary under this Paragraph, and upon delivery to the Grantor
                                    ---------
of evidence of such assignment and transfers, together with a written acknowledgement of receipt by the transferee, the transferring Beneficiary shall not have any further obligation to Grantor with respect to such amount. If at any time Grantor tenders to Beneficiary full payment of the entire Debt, including any applicable premium or penalty, and Beneficiary has no further obligation under the Loan Agreement to make Advances, Beneficiary shall credit to the account of Grantor any balance remaining in the Escrow Fund accumulated by Beneficiary under this Paragraph, including interest earned thereon. Upon
                          ---------
the occurrence and during the continuation of an Event of Default, Beneficiary shall be authorized and empowered (but not required) to apply the balance remaining in the Escrow Fund in the manner set forth in Paragraph 23 hereof
                                                        ------------
and shall give Grantor prompt notice thereof.

        11. Leases and Rents.
            ----------------

            (a) Grantor hereby grants and assigns to Beneficiary the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases, if any, and collecting the Rents, this Deed of Trust constituting a present, absolute assignment of the Leases and Rents. Notwithstanding the foregoing, but subject to the terms and conditions of this Paragraph,
                                                           ---------
Beneficiary hereby grants to Grantor a revocable license to operate and manage the Mortgaged

Property and to collect the Rents. Grantor shall hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The license herein granted to Grantor to collect the Rents and enforce its interests in the Leases may be revoked by Beneficiary following an Event of Default under this Deed of Trust or any of the other Transaction Documents, by giving written notice of such revocation to Grantor. Following such notice, Beneficiary may collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Beneficiary, in its sole discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property. In addition to the rights which Beneficiary may have herein, Beneficiary, at its option, may require Grantor to pay, monthly in advance, to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Premises as may be in the possession of Grantor for its own use (it being understood that for such purpose Grantor shall not be deemed to be in possession of a hotel room unless Grantor or its affiliates is using the same), other than such portions of the Premises used for the operation of the Hotel. Upon default in any such payment, Grantor will vacate and surrender possession of such portions of the Premises to Beneficiary, or to such receiver and, in default thereof, Grantor may be evicted from such portions of the Premises by summary proceedings or otherwise. Nothing contained in this Paragraph shall be construed
                                                    ---------
as imposing on Beneficiary any of the obligations of the lessor under the Leases. The provisions of this Paragraph shall be in addition to, and not in
                               ---------
lieu of, the provisions of the Assignment, and, if any conflict or inconsistency exists between the provisions of this Deed of Trust and the provisions of the Assignment with respect to the Leases or Rents, the provisions of the Assignment shall control, except to the extent that this Deed of Trust shall impose greater burdens upon Grantor, shall further restrict rights of Grantor or shall give Beneficiary greater rights. Beneficiary shall be entitled to all the rights and benefits of the applicable laws of the State. It shall never be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 11(a). The rights of Trustee hereunder in the
                   ---------------
Leases and Rents shall be subject to (i) the rights of Beneficiary in the Leases and Rents, and (ii) the rights of Beneficiary in the Leases and Rents and revenues created under the Assignment.

            (b) Except as otherwise provided in the Loan Agreement, Grantor shall not, without the prior written consent of Beneficiary, enter into any Material Lease with respect to the Premises. For purposes of this Deed of Trust and all of the Transaction Documents, the term "Material Lease" shall mean (xx) a lease demising 5% or more of the Floor Area of the Premises regardless of the term of such lease or (yy) a lease demising any room or suite in the Premises for a period in excess of 365 calendar days (including so-called seasonal leases aggregating to a time period in excess of 365 days whether or not such days run consecutively). All new Leases (including Material Leases) shall be with tenants unaffiliated with Grantor, shall be on arms-length terms and conditions and shall be at annual rents at least comparable to the market rents then being paid for comparable premises in the vicinity of the Premises.

            (c) Any Lease entered into by Grantor from and after the date hereof and each renewal of an existing Lease (excluding, however, a renewal pursuant to an option contained in an existing Lease) shall provide:

                 (i) that such Lease is and shall be subject and subordinate in all respects to this Deed of Trust and the lien created hereby, and to any renewals thereof, including any increase in the principal amount secured by this Deed of Trust, and any increase in the interest rates set forth in the Notes and to each and all of the rights of Beneficiary or any holder thereof; (ii) that such provision shall be self-operative;

                 (iii) that, in confirmation of such subordination, each tenant under a Lease (each, a "Tenant" and, collectively, the "Tenants")
                                 ------                          -------
         shall promptly execute and deliver following Beneficiary's written request such commercially reasonable agreement of subordination that Beneficiary may request; and

                 (iv) that the Tenant shall execute and deliver estoppel certificates (each, a "Tenant Estoppel Certificate") addressed to
                                ---------------------------
         Beneficiary certifying as to the following information:

                        (A) an identification of the Lease and all modifications
            by date, parties, and space;

                        (B) the commencement date and expiration dates of the
            original term and any renewal periods of such Lease;

                        (C) the base rent and additional rent then payable under
            such Lease;

                        (D) that such Lease is in full force and effect;

                        (E) that, to the best knowledge of such Tenant, Grantor
            is not in default of any of the terms of such Lease (or, if in default, specifying the default);

                        (F) that, to the best knowledge of such Tenant, it has
            no rights of offset, defenses or counterclaims under the Lease (or, if it has any, specifying the same); and

                        (G) the last day to which base rent under the Lease has
            been paid.

            (d) Grantor, promptly after obtaining actual knowledge thereof, shall notify Beneficiary of the termination of any Material Lease, the receipt of any notice of default under any Material Lease, and of any notice, action or proceeding regarding any Material Lease which may, in Grantor's reasonable judgment, materially and adversely affect the Mortgaged Property.

            (e) Grantor shall at all times perform and comply with, or cause to be performed and complied with in all material respects, all of the terms, covenants and conditions of the Leases to be performed or complied with by Grantor thereunder.

            (f) Upon written notice, but not more frequently than annually, Grantor shall deliver to Beneficiary, on request, if applicable, a rent roll and schedule of the Leases then in existence, certified by Grantor to be true and complete, together with a counterpart original or a copy of every Lease and any amendments with respect to which a counterpart original or copy has not previously been furnished to Beneficiary, and containing such other information as Beneficiary may reasonably request. In addition, Grantor, upon Beneficiary's reasonable request, shall use reasonable efforts to obtain from each tenant at the Premises a Tenant Estoppel Certificate.

            (g) All security or other deposits, if any, of Tenants held by Grantor (collectively, "Security Deposits") shall be treated as trust funds of
                        -----------------
Grantor and shall be deposited in a tenant's security account maintained by Grantor at a commercial bank, savings bank or savings and loan association, identified to Beneficiary.

            (h)  The provisions in subparagraphs 11(b), (c) and (f) of this
                                   --------------------------------
Paragraph shall not apply to any nightly rentals or other arrangements for
---------
occupancy of individual hotel rooms or suites at the Premises in the ordinary course of the operation of Grantor's hotel business, provided that any such nightly rentals or other arrangements for occupancy are not effected pursuant to Material Leases.

        12. Maintenance of the Mortgaged Property; Changes.
            ----------------------------------------------

            (a) Grantor agrees to keep, operate and maintain the Mortgaged Property as a first-class, full-service Marriott hotel and in compliance in all material respects with the Ground Lease, the Loan Agreement and the Management Agreement, subject to Uncontrollable Circumstances (as defined in the Loan Agreement), Temporary Takings (as defined in Paragraph 14(d) hereof) and
                                             ---------------
temporary closures for repairs in the ordinary course of Grantor's business (provided that such temporary closures shall not in any event affect the entire hotel or a material part thereof and shall not last longer than thirty (30) consecutive days) and further subject to the effects of casualty and condemnation provided that Grantor is using diligent efforts to mitigate the effects of any such event to the extent required by, and in compliance with, the provisions of Paragraph 13 hereof, with respect to the effects of casualty, and
              ------------
Paragraph 14 hereof, with respect to the effects of any Condemnation
------------
Proceedings. Without limitation, Grantor agrees:

                 (i) not to desert or abandon all or any portion of the Mortgaged Property;

                 (ii) to keep, or cause to be kept, the Mortgaged Property, the sidewalks and the curbs adjoining the Mortgaged Property in good, safe and insurable condition and as required by Legal Requirements (whether or not a violation has been noted or issued therefor);

                 (iii) to maintain, or cause to be maintained or replaced, all Improvements, Equipment and Personal Property in substantially the same or better condition as they exist on the date hereof;

                 (iv)   not to commit or suffer waste;

                 (v) not make or permit to be made, except as permitted by the Transaction Documents, any structural or non-structural alterations in or additions to the Improvements (collectively, "Changes") or
                                                             -------
         demolish the Improvements or any portion thereof, except in accordance with the provisions of the Ground Lease and the Transaction Documents and with the prior written consent of Beneficiary, which consent shall not be unreasonably conditioned, withheld or delayed, except (x) as may otherwise be permitted by the provisions of this Deed of Trust (including the provisions of Paragraph 12(b)), or (y) as may be
                                      ---------------
         required by any Governmental Authority, subject to the provisions of Paragraph 13 hereof;
         ------------

                 (vi)   except as otherwise provided in Paragraph 13 hereof,
                                                        ------------
         to promptly repair, replace, restore or rebuild, or cause to be promptly repaired, replaced, restored or rebuilt, all Improvements now or hereafter constituting a part of the Mortgaged Property which may become damaged or destroyed, with materials and workmanship of as good quality as existed before such damage or destruction;

                 (vii) to refrain from impairing or diminishing the value of the Mortgaged Property or the security value of this Deed of Trust; and

                 (viii) not to remove any of the Equipment or Personal Property without the prior written consent of Beneficiary, except for substitution or replacement in the ordinary course of business of any component of Equipment or Personal Property with items of equivalent value and utility, provided, however, that Grantor shall not be
                            --------  -------
         required to replace any Personal Property or Equipment if the same shall be obsolete or if Grantor shall no longer have any use for any such Equipment or Personal Property.

Notwithstanding anything to the contrary contained in this Paragraph 12(a),
                                                           ---------------
nothing herein shall preclude Grantor's right to decide, in the exercise of its good business judgment, the manner, methodology and extent of Grantor's maintenance or repair of the Mortgaged Property, provided that the Mortgaged Property and Grantor shall at all times comply with all Legal Requirements, and that the Premises continuously (except during periods of Uncontrollable Circumstances, restoration or repair) operates as a first-class, full-service Marriott hotel and at all times in compliance in all material respects with the Ground Lease, the Loan Agreement and the Management Agreement.

            (b)  Notwithstanding anything to the contrary contained in
Paragraph 12(a), the prior consent of Beneficiary shall not be required with
---------------
respect to those Changes which are either (i) approved by Beneficiary pursuant to the Loan Agreement, including any amounts disbursed from any account provided for in the Loan Agreement or the Cash Management Procedures or disbursed pursuant to any applicable budget described in the Loan Agreement, or
(ii) which (xx) are non-structural, (yy) will not adversely affect any building system and (zz) which in the good faith estimate of Grantor will not, with respect to any single Change or related set of Changes, cost in excess of $50,000.00.

            (c) In giving consent to any Changes or other demolitions or alterations to the Improvements, Beneficiary, in the exercise of its reasonable consent right as set forth in Paragraph 12(a) shall take into account evidence
                              ---------------
provided by Grantor that the completion of such Changes, demolition or other alterations will not adversely affect Grantor's financial condition, the value of the Mortgaged Property or the Net Operating Income (as defined in the Loan Agreement) therefrom. If the cost of any proposed Changes is in excess of the amount provided in Paragraph 12(b), Beneficiary, in the exercise of its
                   ---------------
reasonable consent right, may require the Grantor to post collateral in the amount of the estimated cost of any such Change or to take such other steps to ensure completion of the Changes as may be prudent for a mortgage lender in similar circumstances considering all of the factors of Grantor's operation of the Premises and the continuation of Net Operating Income therefrom.

            (d) All Changes shall be performed lien-free (subject to the provisions for bonding of liens and contests set forth in Paragraph 16 hereof),
                                                          ------------
in a good and workmanlike manner, and in compliance with all Legal Requirements. No material part of the Improvements shall be demolished in connection with any Changes and the hotel operations at the Premises shall not be suspended as a consequence thereof. Promptly upon completion of any material structural Changes, as-built plans and evidence reasonably satisfactory to Beneficiary of lien-free construction shall be delivered to Beneficiary.

            (e) Beneficiary, and its agents or designated representatives, shall, upon reasonable prior notice to Grantor and at reasonable times, have the right of entry and free access to the Mortgaged Property to inspect any work authorized by Beneficiary and the work done, labor performed, materials furnished or Changes to the Mortgaged Property. Grantor shall make the officers and directors of the general partner of Grantor and such regional supervisors as are primarily charged with responsibility over such matters available for Beneficiary to discuss Grantor's affairs, finances and accounts relating to any work done, labor performed, materials furnished or Changes to the Mortgaged Property and will cooperate with, and request that its contractors and any subcontractors cooperate with, Beneficiary or any of its designated representatives to enable them to perform these functions, at all reasonable times and as often as Beneficiary may reasonably request.

            (f) Grantor, in connection with its obligations hereunder to maintain the Mortgaged Property as a first-class, full-service Marriott hotel, represents and warrants to Beneficiary that: the Mortgaged Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities; all public utilities necessary to the continued use and enjoyment of the Mortgaged Property as presently used and enjoyed are located in the public right-of-way abutting the Mortgaged Property or in easements benefitting the Premises, and all such utilities are connected so as to serve the Mortgaged Property without passing over other real property (except as covered by such easement benefitting the Premises); all roads necessary for the full utilization of the Mortgaged Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities or are the subject of access easements for the benefit of the Mortgaged Property; except as described in the Disclosure Schedule the Mortgaged Property is not located in a flood hazard area as defined by the Federal Insurance Administration; and except as disclosed in the Title Policies with respect to the Premises, there are no pending or, to the Best Knowledge of Grantor, proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property, nor, to the Best Knowledge of Grantor, are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

        13. Damage to and Destruction of the Mortgaged Property.
            ---------------------------------------------------

            (a)  In the event that the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, whether insured or uninsured, Grantor shall give prompt written notice thereof to Beneficiary, together with Grantor's best estimate of the cost of restoration (the "Restoration Cost"). Subject to the provisions of this Paragraph 13, Grantor
 ----------------                                      ------------
shall restore the Premises to the standard required by Paragraph 12(a)(vi) of
                                                       ------------------
this Deed of Trust. Grantor shall timely file all claims or proofs of claim so as not to prejudice any claim and, if the Restoration Cost is equal to or greater than an amount (the "Restoration Benchmark") equal to the lesser of (xx)
                             ---------------------
$500,000.00 and (yy) 5% of the Release Price attributed to the Premises in the Loan Agreement, or, irrespective of the Restoration Cost, if an Event of Default exists as of the date of submission of any claims or proofs of claim, and until the Debt has been paid in full, Grantor shall submit all claims or proofs of claim and other submissions to Beneficiary for the written approval of Beneficiary prior to any such filing, which approval shall not be unreasonably withheld, conditioned or delayed.

            (b) Provided that no Event of Default exists at the time of settlement, Grantor shall have the right to settle any insurance claim with respect to any casualty where the Restoration Cost is less than the Restoration Benchmark, but shall give prompt written notice of any such claim and settlement to Beneficiary. In such event, Grantor shall apply the Insurance Proceeds relating to such casualty to restoration, replacement, rebuilding or repair (hereinafter collectively referred to as "Restoration") of the damage to the
                                          -----------
standard required by Paragraph 12(a)(vi) hereof.
                     ------------------

            (c) If the Restoration Cost equals or exceeds the Restoration Benchmark, and unless Grantor has obtained the release of this Deed of Trust as a Casualty Event Release (as hereinafter defined) in accordance with the Loan Agreement, Beneficiary shall have the right to participate in the settlement of all insurance claims relating to such casualty, and all Insurance Pro ceeds relating to such casualty shall be paid directly to Beneficiary, and, after settlement of the claim(s) and subject to Paragraph 13(d) hereof, such Insurance
                                          --------------
Proceeds shall be deposited in the subaccount for Insurance Proceeds (as described in Section 4.2 of the Cash Management Procedures) of the Cash Collateral Account (as defined in the Loan Agreement) and advanced to Grantor from time to time (subject to the conditions set forth below) in reimbursement for amounts expended by Grantor or as direct payments to contractors in Restoration of the Mortgaged Property. Upon completion of the entire Restoration and provided no uncured Event of Default exists at the time of payment, Beneficiary shall pay the remaining amount of the Insurance Proceeds, if any, to Grantor; provided, however, that
                                                      --------  -------
nothing herein contained shall prevent Beneficiary from applying at any time the whole or any part of the Insurance Proceeds to the curing of any default under any Transaction Document or to the payment of the Debt in the circumstances set forth in Paragraph 13(d). Advances of Insurance Proceeds shall be made
         ---------------
available to Grantor, no less frequently than monthly, in accordance with the general procedures employed at the time by Beneficiary in connection with the disbursement of loan proceeds in general by Beneficiary (including, without limitation, an endorsement to the title insurance policy of Beneficiary as to the Premises insuring the continued first priority lien of this Deed of Trust against mechanics' liens that may arise out of the Restoration and appro priate certifications from a licensed architect or engineer selected by Grantor subject to the reasonable approval of Beneficiary (each, an "Architect") that the
                                                     ---------
requested payment is for work completed in accordance with plans and specifications approved by Beneficiary and that the balance of funds held on deposit after such payment will be sufficient to pay the cost of completing the Restoration (provided, however, that if the cost of the Restoration is or is estimated to be less than $250,000.00, Beneficiary will accept a certificate of the officer of the general partner of Grantor certifying to this effect), and evidence satisfactory to Bene ficiary that no liens have been filed for the labor and materials used in connection therewith and that the requested payment will be received in trust, to be applied first to the payment for such labor and materials in amounts which are equal to the percentage of completion attained at the time of such advance, less, in the case of any Restoration in which the original estimated cost or actual cost is $250,000.00 or more, all amounts previously advanced and a holdback of 10% (or such lesser amount as may be customary in the trade in such location or as may be required under the applicable restoration contract, but in no event less than 5% for any contact where a holdback is required), which remaining amounts will be advanced upon full completion of the Restoration as due under the applicable Restoration contract. All Insurance Proceeds and other sums deposited with Beneficiary pursuant to this Paragraph, until expended or applied as provided in this
                 ---------
Paragraph, shall constitute additional security for the Debt and shall be
---------
invested in Permitted Investments (as such term is defined in the Loan Agreement) with income thereon inuring to the benefit of Grantor in accordance with the Loan Agreement.

            (d) Notwithstanding the foregoing, if an Event of Default exists or if, in Beneficiary's reasonable judgment based on professional consultation:

                 (i)    the Restoration of the Improvements cannot be completed
         (A) so as to constitute an economically viable building or (B) at least six (6) months prior to the Maturity Date; or

                 (ii) the amount of business interruption insurance is insufficient to cover all fixed and operating expenses of the Premises, including such portion of debt service on the Loan as is reasonably allocable to the Premises, during Restoration and until the operation of Grantor's business at the Premises is resumed; or

                 (iii) the amount of Insurance Proceeds equals or exceeds the amount of the outstanding principal balance of the Loan and the loan secured by the SC Mortgage; or

                 (iv) Restoration of the Mortgaged Property cannot be completed except at a cost which exceeds the amount of available Insurance Proceeds and Grantor shall not have deposited with Beneficiary, within ninety (90) days following Beneficiary's receipt of such Insurance Proceeds and delivery to Grantor of notice of a deficiency, an amount, in cash or cash equivalent, equal to the excess of the estimated cost of the Restoration as determined by an Architect over the amount of such Insurance Proceeds;

then Beneficiary shall have the option to apply Insurance Proceeds to the payment of the Notes, interest accrued and unpaid thereon, and the Yield Maintenance Premium, if any, and other unpaid amounts of the Debt, all in such order as Beneficiary shall designate in accordance with the Transaction Documents, provided, however, that, except as otherwise provided in the Loan
           --------  -------
Agreement, any such application shall in no event affect the payments to be made in respect of the Notes.

            (e)  Grantor shall, promptly after the occurrence of a
casualty, commence and thereafter with reasonable diligence prosecute to completion any Restoration of the Mortgaged Property or part thereof to the standard required by Paragraph 12(a)(vi) hereof. Any such Restoration shall be
                     ------------------
undertaken and completed in accordance with this Paragraph 13, subject to the
                                                 ------------
final provision of this Paragraph 13(e). All Restoration shall be in a good and
                        ---------------
workmanlike manner with reasonable diligence, and in compliance with all Legal Requirements. Seasonality or weather permitting, if Grantor fails to commence Restoration within thirty (30) days following Beneficiary's receipt of Insurance Proceeds or fails to prosecute the Restoration to completion, Beneficiary may upon ten (10) days' notice to Grantor, but shall not be obligated to, perform the Restoration, and may use any of the Insurance Proceeds and Grantor's funds deposited pursuant to Paragraph 13(c) or 13(d) of this Paragraph in payment
                      ------------------------         ---------
therefor. Grantor shall pay to Beneficiary, within ten (10) days after written demand, the amount of any deficiency between funds available for the Restoration and the cost thereof (including funds deposited by Grantor pursuant to Paragraph
                                                                       ---------
13(c) or 13(d) of this Paragraph) together with interest thereon at the Default
--------------         ---------
Rate from such tenth (10th) day through and including the date of payment to Beneficiary. Notwithstanding the foregoing provisions of this Paragraph 13(e) or
                                                              ---------------
anything else contained in this Paragraph 13, if Grantor has obtained the
                                ------------
release of the Premises and the lien of this Deed of Trust in accordance with the Loan Agreement by payment of the applicable Release Price and other amounts due, if any, to obtain a release under the Loan Agreement, and the taking of any other actions required by the Loan Agreement with respect thereto (the payment of such amounts and the taking of such actions being collectively called a "Casualty Event Release"), then Grantor shall not be required to undertake the
------------------------
Restoration described herein. As set forth in the Loan Agreement, the payment of amounts with respect to a Casualty Event Release shall not require the payment of a Yield Maintenance Premium, and any Insurance Proceeds paid to Beneficiary shall be credited against payments of the Release Price and any other amounts due with respect to a Casualty Event Release required to be paid by the provisions of the Loan Agreement.

            (f) It is intended that, anything contained herein to the contrary notwithstanding, no trust or fiduciary relationship shall be created by the receipt by Beneficiary of any Insurance Proceeds, but only a debtor-creditor relationship between Beneficiary, on the one hand, and Grantor, on the other, and only to the extent of the Insurance Proceeds.

            (g) If any Insurance Proceeds are not paid until after the extinguishment of the Debt, whether by foreclosure or otherwise, and Beneficiary shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, then such Insurance Proceeds, to the extent of the amount of the Debt not so received, shall be paid to Beneficiary and be the property of Beneficiary; and Grantor hereby assigns, transfers and sets over to Beneficiary all of Grantor's right, title and interest in and to such proceeds. The balance of such Insurance Proceeds, if any, shall be paid to and be the property of Grantor. The provisions of this Paragraph shall survive the termination of this
                                ---------
Deed of Trust by foreclosure or otherwise as a consequence of the rights and remedies of Beneficiary hereunder after an Event of Default.

            (h)  Subject to the provisions of Paragraph 13(d) or 13(e), as
                                              ------------------------
applicable, nothing herein contained shall be deemed to excuse Grantor from repairing or maintaining the Mortgaged Property as provided in this Deed of Trust or restoring all damage or destruction to the Mortgaged Property, regardless of the sufficiency or availability of Insurance Proceeds, and the application or release by Beneficiary of Insurance Proceeds shall not be deemed, in and of itself, to cure or waive any default or Event of Default or notice of default. Notwithstanding any casualty, Grantor shall continue to pay the Debt at the time and in the manner provided for its payment in this Deed of Trust and the Notes and the Debt shall not be reduced until any Insurance Proceeds shall have been actually received by Beneficiary and applied to the discharge of the Debt or payments with respect to a Casualty Event Release.

            (i) Beneficiary, to the extent that Beneficiary has not been reimbursed therefor by Grantor, shall be entitled as a first priority out of any Insurance Proceeds, to reimbursement for all actual costs, fees, reimbursements and expenses of Beneficiary incurred in the determination and collection of any such proceeds.

       14.  Condemnation Proceedings.
            ------------------------

            (a) In the event that the Mortgaged Property, or any part thereof, shall be taken pursuant to Condemnation Proceedings, Beneficiary shall, as hereinafter set forth, have certain consent rights with respect to settlement of any such Condemnation Proceedings, but shall not participate in any such Condemnation Proceedings except as expressly provided herein, and any Condemnation Proceedings that may be made or any proceeds thereof are hereby assigned to Beneficiary and shall be received and deposited into the subaccount for Condemnation Proceeds (as described in Section 4.2 of the Cash Management Procedures) of the Cash Collateral Account and held and distributed by Beneficiary in the manner herein set forth. Grantor will give Beneficiary prompt notice of the actual commencement of any Condemnation Proceedings affecting the Mortgaged Property or of any threatened condemnation of which Grantor becomes aware, including proceedings for severance and change in grade of streets, and will deliver to Beneficiary copies of any and all papers served in connection with any Condemnation

Proceedings. Beneficiary is hereby authorized to commence, appear in, and prosecute in its own name or Grantor's name any action or proceeding relating to any Condemnation Proceedings, upon not less than ten (10) Business Days' prior written notice to Grantor, if Grantor has not commenced any such action or proceeding. Grantor may not settle or compromise any claim in connection with any Condemnation Proceeding, whether involving a Total Taking, Partial Taking or Temporary Taking, which claim equals or exceeds, or, at the outset of any such Condemnation Proceedings, appears to involve a sum which is likely to equal or exceed, in Beneficiary's reasonable judgment based on professional consultation, the Restoration Benchmark, without the prior written consent of Beneficiary in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, and Beneficiary shall have the right to settle or compromise any claim in connection therewith (irrespective of amount), without the consent of Grantor after the occurrence of an Event of Default. Grantor agrees to execute any and all further documents that may be reasonably required in order to facilitate the collection of any Condemnation Proceeds and the making of any such deposit and Grantor hereby appoints Beneficiary its attorney-in-fact for the limited purpose of executing any such documents after the occurrence of an Event of Default, such power being coupled with an interest and irrevocable.

                  (b) If, at any time during the term of the Loan, there occurs a Total Taking (as hereinafter defined), Beneficiary shall collect any Condemnation Proceeds, and apply the same, after payment of Beneficiary's reasonable costs of collection thereof, including reasonable attorneys' fees and disbursements, to payment of the Debt (but no Yield Maintenance Premium shall be due), all in such order as Beneficiary shall designate, provided, however, that
                                                        --------  -------
except as otherwise provided in the Loan Agreement, any such application shall in no event affect the payments to be made in respect of the Notes. Any portion of any Condemnation Proceeds remaining after the payment in full of the Debt shall be released by Beneficiary to Grantor. For the purposes of this Paragraph,
                                                                      ---------
a "Total Taking" shall mean any taking or any constructive taking of Grantor's
   ------------
title to the Premises in Condemnation Proceedings or by agreement by Grantor which shall, in the reasonable opinion of Beneficiary, render it impracticable to restore, within six (6) months prior to the Maturity Date, the portion of the Premises not subject to such taking to a complete architectural unit of substantially the same economic viability and for the same purposes and uses as existed immediately prior to the date of the commencement of the Condemnation Proceedings.

                  (c) If, at any time during the term of the Loan, there occurs a taking which is less than a Total Taking (a "Partial Taking"), then, provided
                                               --------------
that no Event of Default exists as of the date of submission of Grantor's claim in the Condemnation Proceeding with respect to such Partial Taking, Grantor shall have the right to settle any such claim with respect to any Partial Taking where the Restoration Cost is less than the Restoration Benchmark, but shall give prompt written notice of any such claim and settlement to Beneficiary. If the Restoration Cost equals or exceeds, or, at the outset of such Condemnation Proceedings, appears to involve a sum which is likely to equal or exceed, in Beneficiary's reasonable judgment based on professional consultation, the Restoration Benchmark, then, unless Grantor has obtained the release of this Deed of Trust as a Condemnation Event Release (as hereinafter defined) in accordance with the Loan Agreement, Beneficiary shall have the right to participate in the settlement of such claim and all Condemnation Proceeds relating to such Partial Taking shall be held by Beneficiary and shall be released to pay the costs of restoration of the Improvements (a "Condemnation
                                                                 ------------

Restoration") subject to and upon satisfaction of the conditions set forth in
-----------
Paragraphs 13(c) and 13(d) hereof as if such Condemnation Proceeds constituted
-------------------------
Insurance Proceeds and the balance, if any, shall be paid to Grantor; unless, in
                                                                      ------
Beneficiary's reasonable judgment based on professional consultation, the Condemnation Restoration cannot be completed in accordance with the conditions of Paragraphs 13(c) and 13(d). In the event that there exists an Event of
   -------------------------
Default, or (xx) any of such conditions shall not have been met, or (yy) the Condemnation Restoration cannot be completed, in Beneficiary's reasonable judgment based on professional consultation, prior to a date which is at least six (6) months prior to the Maturity Date, regardless of compliance with all of the other conditions of Paragraphs 13(c) and 13(d), or (zz) if the Condemnation
                        --------------------------
Proceeds exceed the cost of the Condemnation Restoration, Beneficiary, at the discretion of Beneficiary, shall apply the Condemnation Proceeds, or balance thereof, to payment of the Debt, (but no Yield Maintenance Premium shall be due), all in such order as Beneficiary shall designate, provided, however, that,
                                                        --------  -------
except as otherwise provided in the Loan Agreement, any such application shall in no event affect the schedule of payments to be made in respect of the Notes. If there is any balance of any Condemnation Proceeds remaining in the hands of Beneficiary after any payment of the Debt in full, such balance shall be released to Grantor. In the event that the costs of any permitted Condemnation Restoration, as estimated reasonably by Beneficiary at any time, shall exceed the net Condemnation Proceeds received by Beneficiary, Grantor shall deposit such deficiency with Beneficiary.

                  (d) In the event of any taking of all or any portion of the Mortgaged Property for temporary use or occupancy ("Temporary Taking"), any
                                                    ----------------
Condemnation Proceeds with respect to such Temporary Taking shall be treated as Gross Revenues (as defined in the Loan Agreement) and shall be distributed and applied in the manner contemplated in the Loan Agreement (but only to the extent that any such Condemnation Proceeds have not been used for Condemnation Restoration).

                  (e) Except as otherwise provided in this Paragraph 14(e),
                                                           ---------------
nothing contained in this Paragraph 14 shall relieve Grantor of its duty to
                          ------------
maintain, repair, replace or restore the Improvements or the Equipment or rebuild the Improvements, from time to time, following any Condemnation Proceedings with respect to a Partial Taking or Temporary Taking and nothing in this Paragraph 14 shall relieve Grantor of its duty to pay the Debt, which shall
     ------------
be absolute, regardless of any such occurrence with respect to all or any portion of the Mortgaged Property. Notwithstanding any taking, whether a Total Taking, a Partial Taking or a Temporary Taking, Grantor shall continue to pay the Debt at the time and in the manner provided for its payment in this Deed of Trust and the Notes, and the Debt shall not be reduced until any award or payment therefor shall have been actually received by Beneficiary and applied to the discharge of the Debt. Notwithstanding the foregoing provisions of this Paragraph 14(e) or anything else contained in this Paragraph 14, if Grantor has
---------------                                    ------------
obtained the release of the Premises and the lien of this Deed of Trust in accordance with the Loan Agreement by payment of the applicable Release Price and other amounts, if any, due to obtain a release under the Loan Agreement, and the taking of any other actions required by the Loan Agreement with respect thereto (the payment of such amounts and the taking of such actions being, with respect to any Condemnation Proceeding(s), being collectively called a "Condemnation Event Release"), then Grantor shall not be required to undertake
 --------------------------
the Condemnation Restoration described herein. As set forth in the

Loan Agreement, the payment of amounts with respect to a Condemnation Event Release shall not require the payment of a Yield Maintenance Premium, and any Condemnation Proceeds paid to Beneficiary shall be credited against payments of the Release Price and any other amounts due with respect to a Condemnation Event Release required to be paid by the provisions of the Loan Agreement. It is recognized that, with respect to a Partial Taking or a Total Taking, depending on the amount of the award from the Governmental Authority available to pay the Release Price and any other amounts due under the Loan Agreement, that Grantor may have to pay to Beneficiary monies in addition to the total available amount of the Condemnation Proceeds to obtain a Condemnation Event Release.

            (f) If a claim under any Condemnation Proceedings arising during the term of this Deed of Trust is not paid until after the extinguishment of the Debt, whether by foreclosure or otherwise, and Beneficiary shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, then the Condemnation Proceeds relating to any such Condemnation Proceedings, to the extent of the amount of the Debt not so received, shall be paid to Beneficiary and be the property of Beneficiary; and Grantor hereby assigns, transfers and sets over to Beneficiary all of Grantor's right, title and interest in and to such Condemnation Proceeds. The balance of such Condemnation Proceeds, if any, shall be paid to and be the property of Grantor. The provisions of this Paragraph shall survive the termination of this Deed of
                       ---------
Trust by foreclosure or otherwise as a consequence of the rights and remedies of Beneficiary hereunder after an Event of Default.

            (g) All Condemnation Proceeds and other sums deposited with Beneficiary pursuant to this Paragraph, until expended or applied as provided
                             ---------
in this Paragraph, shall constitute additional security for the Debt and shall
        ---------
be invested in Permitted Investments with income thereon inuring to the benefit of Grantor.

       15.  Compliance With Agreements, Laws, etc. Subject to the provisions of
            -------------------------------------
Paragraph 16 hereof relating to permitted contests, Grantor agrees to perform and comply, and instruct the tenants under any Leases to comply, with all covenants, agreements and restrictions affecting Grantor, the Mortgaged Property or any portion thereof, the nonperformance of which would materially impair Grantor's ability to meet its obligations under any of the Transaction Documents or would impair the substantial realization by Beneficiary of the benefits and rights conferred hereunder or under any of the Transaction Documents, and with all Legal Requirements, whether the same be directed to the erection, repair, manner of use or structural alteration of the Improvements or otherwise and to procure and maintain all licenses or other authorizations required for the proper use, maintenance and operation of the Mortgaged Property. For the purposes hereof, "Legal Requirements" shall mean all of the following, whether
                  ------------------
or not a note or notice of violation has been entered, issued or received as a consequence of non-compliance therewith:

            (a) statutes, laws, rules, rulings, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, without limitation, Environmental Laws, the Americans with Disabilities Act (P.L. 101-336, 42 U.S.C. (s) 12,101 et seq.), and fire,
                                                            -- ---
       health, handicapped access, sanitation, ecological, historic, landmark, zoning, wetlands and building laws and codes) in any way applicable to Grantor or the Mortgaged Property or any portion thereof, or to the ownership, use, development, improvement, occupancy, possession, operation or maintenance of the Improvements;

                  (b) requirements of the local Board of Fire Underwriters or similar body acting in and for the locality in which the Premises are situated;

                  (c) requirements of each insurance policy covering or applicable to all or any portion of the Mortgaged Property or the ownership, use, development, improvement, occupancy, possession, operation or maintenance thereof and all requirements of the issuer of each such policy;

                  (d) requirements of each Permit; and

                  (e) the Ground Lease, all REAs and all covenants, agreements, regulations, restrictions and other encumbrances contained in any instrument either of record or known to Grantor at any time affecting the Mortgaged Property or any portion thereof or the ownership, use, development, improvement, occupancy, possession, operation or maintenance thereof, in each case whether now or hereafter enacted or in force. Grantor agrees to enforce all material provisions of the Ground Lease and all REAs in accordance with their terms and to comply with all reasonable requests from Beneficiary with respect to such enforcement.

         16. Contest of Impositions, Legal Requirements and Liens.
             ----------------------------------------------------
Notwithstanding anything to the contrary contained in this Deed of Trust, Grantor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity (or the applicability to Grantor or the Mortgaged Property or to the Notes or this Deed of Trust) of any Impositions or encumbrances referred to herein (other than this Deed of Trust and the other Transaction Documents) or any Legal Requirements, provided that (a) Grantor gives Beneficiary timely
                        -------- ----
notice of its intention to contest the same and keeps Beneficiary regularly advised as to the status of such proceedings, (b) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, (c) there shall be no impairment of the lien of this Deed of Trust or undue interference with the normal conduct of business at the Mortgaged Property, (d) neither the Mortgaged Property, nor any Rents therefrom, nor any part thereof or interest therein, would be in any immediate danger of being sold, forfeited, attached, condemned, vacated or lost, (e) neither Grantor nor Beneficiary would be potentially subject to criminal liability or be in imminent danger of civil liability for failure to comply therewith pending the outcome of such proceedings, (f) in the case of an Imposition, Grantor shall have either
(i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of clause (a) of this Paragraph shall be satisfied by
                          ---------          ---------
giving notice prior to initiating such contest rather than prior to making payment, (ii) set aside on its books such reserves with respect thereto as may be required by sound accounting principles or, at Beneficiary's request, furnished security in an amount equal to 125% of the disputed amount, in rated securities, cash or bond, to Beneficiary during the pendency of such proceedings, and (g) if such contest be finally resolved against Grantor, Grantor shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, and otherwise comply with the applicable requirement, which payment may be made from the security, if any, furnished to Beneficiary pursuant to clause (ii), and any excess thereof following payment in full of the applicable imposition shall be returned to Grantor. Grantor shall indemnify and save Beneficiary harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Beneficiary in connection with any such contest and any determination resulting therefrom. If an Event of Default under this Deed of Trust or any other Transaction Document shall occur and be continuing during any such proceeding, Grantor shall pay or cause to be paid to Beneficiary all refunds resulting from such proceeding which shall be applied to the payment of the Debt in such order and priority as Beneficiary shall determine in its sole discretion consistent with the Transaction Documents. Following the occurrence of an Event of Default and until the Debt has been paid in full, and on five (5) days' prior written notice to Grantor (so long as no time period for seeking reductions passes or lapses in such 5-day period, but otherwise on such shorter notices as will not allow any such time period to pass or lapse) Grantor hereby appoints Beneficiary as its attorney-in-fact to seek reductions in the assessed valuation of the Mortgaged Property for real property tax purposes or for other purposes and to prosecute any action or proceeding in connection therewith. This power of attorney is a power coupled with an interest and is irrevocable.

              17.  Cure of Defaults by Beneficiary.  If Grantor shall:
                   -------------------------------

                  (a) default in the payment of any Impositions as herein
              required (subject to the provisions of Paragraph 16 relating to
                                                     ------------
              permitted contests);

                  (b) fail to keep in any material respect the Improvements,
              Equipment and Personal Property in good repair and such failure shall not be cured within any applicable grace period;

                  (c) fail or refuse to insure the Mortgaged Property as herein required;

                  (d) fail to pay and satisfy liens or encumbrances against the
              Mortgaged Property in accordance with the terms of this Deed of Trust (subject to the provisions of Paragraph 16 relating to
                                                  ------------
              permitted contests);

                  (e) fail to pay any other sum or make any other deposit
              elsewhere in this Deed of Trust required to be paid or deposited and such failure shall not be cured within any applicable grace period; or

                  (f) otherwise fail to make any payment or fail in any material respect to perform any act required to be made or performed hereunder, and such failure shall not be cured within any applicable grace period; then Beneficiary, following not less than five (5) Business Days' prior written notice to Grantor (or such shorter notice as shall be reasonable under the circumstances, including no notice in the case of an emergency in which no notice may feasibly be given) and without waiving or releasing Grantor from any obligation or default hereunder, may (without having any obligation to do so):

                           (i) pay such Impositions or redeem the Mortgaged Property from any tax sale or forfeiture or purchase any tax title obtained, or that shall be obtained, thereon without inquiring into the validity or invalidity of any such Impositions or tax deed;

                           (ii)  make repairs to the Mortgaged Property;

                           (iii) procure such insurance and pay such insurance
                  premium charges; it being agreed that the power of attorney
                                   ---------------
                  granted by Grantor to Beneficiary pursuant to the final clause of this Paragraph 17 shall apply to the matters set forth in
                          ------------
                  the immediately preceding sub-clauses (i), (ii) and (iii);

         and, additionally, in accordance with and consistent with the provisions of this Paragraph 17 and the contractual agreements between
                            ------------
         Grantor and Beneficiary set forth in the Transaction Documents generally, but without the right to utilize the power of attorney set forth in the final clause of this Paragraph 17, Beneficiary may:
                                           ------------

                           (iv) pay or settle any and all suits or claims for
                  such liens or satisfy any such encumbrances or any other claims that may be made against the Mortgaged Property or any part thereof;

                           (v) pay any other sum or make any other deposit herein required to be paid or made by Grantor; or

                           (vi) pay any such sum or perform any such act for the
                  account and at the expense of Grantor, and enter upon the Mortgaged Property upon reasonable notice and at reasonable times for any such purpose and take all such action thereon as, in the reasonable opinion of Beneficiary, may be necessary or appropriate therefor.

         All monies paid for any of the purposes set forth in this Deed of Trust and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees and disbursements and any other monies disbursed or advanced by Beneficiary to protect the lien of this Deed of Trust, or expended pursuant to any of sub-clause (i) through (vi) above, shall be due and payable by Grantor to Beneficiary within ten
         (10) days after written demand therefor and, if not paid within such ten (10) day period, shall bear inter est, from and including the date of disbursement or advance to and including the date of repayment by Grantor, at the Default Rate, and to the extent that such amounts and costs paid by Beneficiary shall constitute payment of (A) Impositions,
         (B) insurance premiums, (C) expenses incurred in connection with upholding the lien of this Deed of Trust, includ ing, without limitation, the expenses of any litigation to prosecute or defend the rights and liens created by this Deed of Trust, or (D) any amounts, costs or charges to which Bene-
         ficiary becomes subrogated, upon payment, whether under recognized principles of law or equity or express statutory authority; then, and in each such event, such amounts, costs and charges and interest thereon shall be added to the Debt and be secured by this Deed of Trust and the Other Mortgages. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by sub-clauses
         (i) or (ii) or (iii) of this Paragraph, Grantor hereby irrevocably
                                      ---------
         constitutes and appoints Beneficiary, following an Event of Default, its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this Paragraph, in the name and on behalf of Grantor,
                             ---------
         with full power of substitution vested in Beneficiary to designate another entity or entities to exercise any power and perform any function which Beneficiary could perform pursuant to the foregoing grant. This power of attorney is a power coupled with an interest and is irrevocable.

         18.  Indemnity. Subject to the Non-Recourse provisions of the final
              ---------
sentence of this Paragraph 18, Grantor hereby indemnifies Beneficiary and its
                 ------------
directors, officers, agents and employees (collectively the "Indemnified
                                                             -----------
Parties"), and saves each of them harmless from and against all liabilities
-------
(other than tax liability imposed on Beneficiary for any income earned by reason of the Notes or any other Transaction Document) claims, demands, actions, proceedings, suits, causes of action, injuries, obligations, loss, actual damages (including, without limitation, Beneficiary's costs and expenses related thereto and any applicable Yield Maintenance Premium), fines, penalties, judgments, costs, expenses (including, without limitation, reasonable architects', engineers', accountants', consultants' and attorneys' fees and disbursements) expenses of bonding liens, and other litigation expenses, incurred by, imposed upon or asserted against the Indemnified Parties (except as a result of the willful, wrongful acts or omissions or gross negligence of the applicable Indemnified Party) in connection with or arising out of:

              (a) Beneficiary's or Trustee's interest in this Deed of Trust, the Assignment, the Notes, any other Transaction Document, or any other document or instrument hereafter executed by Grantor and delivered to Beneficiary in connection with the Debt or any restructuring thereof;

              (b) any acts or omissions of Beneficiary or Trustee in connection with the reasonable exercise by Beneficiary or Trustee of any right, power or remedy available to Beneficiary or Trustee under this Deed of Trust or any other Transaction Document, including, without limitation, any action or proceeding to protect the lien of this Deed of Trust or to foreclose this Deed of Trust;

              (c) any failure by Grantor to comply with any terms, conditions or other provisions set forth in this Deed of Trust or any other Transaction Document;

              (d) any use, non-use, possession, occupancy, alteration, repair, condition (patent or latent), operation, maintenance, or management of the Mortgaged Property or any portion thereof;

                  (e) any accident, injury (including death), or damage to any person or property occurring in, on or about the Mortgaged Property or any part thereof, whether resulting from any act, omission or negligence of Grantor, its agents, employees, contractors, lessees, sublessees, licensees, invitees, or otherwise;

                  (f) any misrepresentation by Grantor, or its general partner contained in this Deed of Trust or in any other Transaction Document;

                  (g) any claim for any premium or other charge or any brokerage commission or other compensation by any person acting as such with respect to the Loan and this Deed of Trust and claiming through Grantor but not through Beneficiary;

                  (h) any capital improvements or other work or thing done in, on or about the Mortgaged Property or any part thereof (except any of the foregoing that are directed by Beneficiary);

                  (i) any past, current and/or future offer for the purchase or sale of equity interests in Grantor, including, without limitation, liabilities under any applicable securities or blue sky laws; or

                  (j) any tax attributable to the ownership, assignment, execution, delivery, filing, recording or enforcement of any of the Transaction Documents.

Nothing contained in this Paragraph 18, however, shall impose upon Grantor the
                          ------------
costs of the Securitization which are, pursuant to the Loan Agreement, to be paid by Beneficiary. All sums payable to any of the Indemnified Parties under this Paragraph 18 shall be deemed a part of the Debt, shall be paid by Grantor
     ------------
to the applicable Indemnified Party within ten (10) days after written demand (unless another period is expressly set forth in this Deed of Trust or another Transaction Document) and, if not paid within such ten (10) day or other specified period, shall accrue interest at the Default Rate from and including the date of disbursement or advance by the applicable Indemnified Party to and including the date of repayment by Grantor. Grantor's obligations under this Paragraph 18 shall, until the expiration of all applicable statutes and periods
------------
of limitation, if any, survive payment in full of the Notes and any discharge, release or satisfaction of this Deed of Trust, any complete or partial foreclosure of this Deed of Trust and/or the delivery of one or more deeds in lieu of any such foreclosure. Grantor's obligations under this Paragraph 18
                                                               ------------
shall be Non-Recourse (as such term is defined in the Loan Agreement); provided that nothing contained herein shall be deemed to be in derogation of any right or remedy of Beneficiary and/or Trustee under any Transaction Document which, by its express terms, is a right or remedy which is not Non-Recourse as to Grantor.

         19.  Events of Default.
              -----------------

              (a) Each of the following events shall constitute an "Event of
                                                                    --------
         Default" hereunder:
         -------

                  (i) an "Event of Default", as such term is defined in the Loan Agreement;

                  (ii) failure of Grantor to pay on the due date any payment due under the Notes;

                  (iii) failure by Grantor to perform or observe in any material respect any other covenant, obligation, condition or provision hereunder or under any of the Other Mortgages which failure continues unremedied for a period of thirty (30) days after writ ten notice thereof to Grantor requiring the same to be remedied; provided,
                                                               --------
         however, that if such failure is susceptible of cure but cannot be
         -------
         cured within such thirty (30) day period and provided Grantor has within such thirty (30) day period commenced and is diligently prosecuting such cure, such thirty (30) day period shall be extended to not later than one hundred eighty (180) days after the date on which Grantor received such written notice;

                  (iv)  any event which, pursuant to clause (xii) of Paragraph
                                                                     ---------
         3(d), constitutes an Event of Default with respect to a Permitted
         ----
         Subordinate Mortgage (provided, however, that Beneficiary's remedies shall be exercised in accordance with such clause (xii)) or any default beyond any applicable grace period under any lien or deed of trust encumbering any part of the Mortgaged Property, whether senior or junior in lien to this Deed of Trust and whether now or hereafter held by Beneficiary or any other party;

                  (v) if a default beyond any applicable notice and/or grace period occurs under any fee mortgage in respect of the Land and if Beneficiary shall be made a party in any action or proceeding in connection with any such fee mortgage, including, without limitation, a foreclosure or similar proceeding, unless the holder of such fee mortgage has agreed not to disturb Grantor or Grantor provides evidence to the satisfaction of Beneficiary that such fee mortgage is subordinate to the Ground Lease and this Deed of Trust and the SC Mortgage in accordance with applicable local law;

                  (vi) if an event of default or an event which with the giving of notice or passage of time or both would constitute an event of default occurs under the Ground Lease or if the Ground Lease terminates for any reason whatsoever;

                  (vii) if any provision of this Deed of Trust or any other Transaction Documents conflicts with any provision of the Ground Lease and the Fee Owner or any other party having rights under the Ground Lease materially hinders or prevents Trustee or Beneficiary from exercising its rights, remedies and privileges under this Deed of Trust or other Transaction Documents, including, without limitation, its rights under Paragraph 13(d) and Paragraph 14(c) hereof; or
                      ---------------     ---------------

                  (viii) an Event of Default under the SC Loan Agreement and/or SC Mortgage.

                  (b) Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare the entire unpaid balance of the Debt to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and Grantor will forthwith pay to Beneficiary the entire Debt, including principal of and interest accrued on the Notes and, to the extent permitted by law, the Yield Maintenance Premium, and all other premiums and charges, if any, provided in the Notes, this Deed of Trust and the other Transaction Documents; provided, however, that if at any
                                           --------  -------
time prior to the Maturity Date the balance of the Debt shall become so due and payable, and all arrears of interest and other charges of any kind due as part of the Debt (with interest so far as may be lawful on any overdue installments of interest at the Default Rate) shall be paid, and all defaults (other than the payment of principal hereunder which has been so declared due and payable) shall have been cured or the cure thereof secured to the sole satisfaction of Beneficiary or other provision deemed by Beneficiary to be adequate shall be made therefor, then and in such case Beneficiary, in its sole discretion, and by written notice delivered to Grantor, may waive such Event of Default and its consequences and rescind or annul such declaration, but no such waiver shall extend to or affect any subsequent default, or impair any right consequent thereon.

                  (c) To the extent that a default under this Deed of Trust, any of the Other Mortgages or any of the other Transaction Documents is not cured within the applicable notice and cure period, if any, specified herein or therein, the same shall not constitute an Event of Default hereunder or thereunder, as the case may be, if such default is subsequently cured and such cure is accepted in writing by Beneficiary or if such default is subsequently waived in writing by Beneficiary and any rights or remedies available to Beneficiary or Trustee hereunder or under any of the other Transaction Documents on account of any such Event of Default so cured and accepted or waived shall thereupon terminate (but such remedies shall continue to be available in connection with any subsequent or other Events of Default, whether of like or unlike nature).

           20.    Default Rate. Upon an Event of Default, Beneficiary shall be
                  ------------
entitled to receive and Grantor shall pay interest on the entire unpaid principal sum (including, without limitation and to the extent permitted by law, any accrued and unpaid interest thereon) at the "Default Rate" (as defined in
                                                 ------------
the Notes) for the duration of such default (unless Beneficiary has, at its option, declared the entire unpaid balance of the Debt to be forthwith due and payable in which case interest shall continue to be paid at the Default Rate until the Debt has been paid in full). In no event shall the Default Rate exceed the maximum rate allowed by law. Any interest that accrues under any of the Transaction Documents at the Default Rate shall be payable whether accruing before or after entry of any judgment.

           21.    Remedies. If any one or more of the Events of Default shall
                  --------
occur, then and in any such event Beneficiary shall have the right of acceleration and all other remedies provided in this Deed of Trust or in the Notes or otherwise provided in any Transaction Document, by law or statute or in equity, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative. To the extent the laws of the State limit or deny (i) the availability of the exercise of any of the remedies set forth below, including without limitation, the remedies involving a power of sale on the part of the Beneficiary and terms of this Deed of Trust, or (ii) the enforcement of waivers and indemnities made by Grantor, such remedies, waivers or indemnities shall be exercisable or enforceable, any provisions in this Deed of Trust to the contrary notwithstanding, if, and only to the extent, permitted by the laws of the State in force at the time of the exercise of such remedies or the enforcement of such waivers or indemnities without regard to the enforceability of such remedies, waivers or indemnities at the time of execution and delivery of this Deed of Trust. Such rights and remedies of Beneficiary and Trustee shall include, without limitation, the following:

                  (a) Possession, Management and Income. Grantor, upon written
                      ---------------------------------
         demand of Beneficiary, shall forthwith surrender to Beneficiary or Trustee, or both of them, the actual possession of the Mortgaged Property, and Beneficiary or Trustee and such officers or agents as either may appoint, (i) may enter and take possession of the Mortgaged Property together with the books, papers and accounts of Grantor relating thereto, (ii) may dispossess Grantor, its agents and servants and all other persons therefrom (excluding bona fide hotel guests),
         (iii) may hold, operate and manage the Mortgaged Property and from time to time make all necessary repairs and such alterations, additions, advances and improvements as Beneficiary shall deem prudent, (iv) may receive the Rents thereof and exercise all rights and powers of Grantor with respect to the Mortgaged Property and the Improvements, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants (in accordance with applicable law), and demand, sue for, collect and receive all Rents and may pay therefrom all costs and expenses of so taking, holding and managing the Mortgaged Property, including, without limitation, reasonable compensation to Beneficiary's or Trustee's, or both's, agents and attorneys, all prior or coordinate liens and encumbrances, all Impositions and other assessments and other charges then due or thereafter accruing, and all expenses of such repairs, alterations, additions, improvements and other disbursements made by Beneficiary or Trustee pursuant to the terms hereof, and Beneficiary may apply the remainder of the monies so received by it to the payment of the unpaid principal of, and interest on, the Notes, the Yield Maintenance Premium and other items of the Debt then due and payable, and (v) may succeed to all the rights of Grantor, including any rights to unearned premiums, in and to any insurance policies covering all or any portion of the Premises, the Improvements, the Personal Property and/or the Equipment, including the right to receive Refunds, Insurance Proceeds and Condemnation Proceeds which would otherwise be payable to Grantor pursuant to this Deed of Trust. Beneficiary and Trustee shall not be subject to any liability for, or by reason of, any such entry, taking possession, exclusion, holding, operation or management, except for willful, wrongful acts or omissions or gross negligence of Beneficiary or Trustee or their officers, directors, agents, contractors or employees;

                  (b) Partial Foreclosure. Beneficiary, at its option, may upon
                      -------------------
         five (5) days' notice or such longer notice period as may be required by statute institute proceedings for the complete or partial foreclosure of this Deed of Trust or take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes or in this Deed of

         Trust (without being required to foreclose this Deed of Trust), or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect, including, without limitation, to direct Trustee to foreclose this Deed of Trust for any portion of the Debt which is then due and payable; provided, however, that if a partial foreclosure sale is made, such sale shall be subject to the continuing lien of the Transaction Documents for the unmatured part of the Debt; and such sale shall not in any manner affect the unmatured part of the Debt, but as to such unmatured part thereof, and the lien thereon, the same shall remain in full force and effect as though no foreclosure had occurred. Several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Debt, it being the purpose to provide for a partial foreclosure sale of the Debt for any matured portion of the Debt without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to such partial foreclosure for any other part of the Debt, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Beneficiary may elect at any time prior to a foreclosure sale pursuant to such decree to discontinue such partial foreclosure and to accelerate the Debt by reason of any uncured Event of Default upon which such partial foreclosure was predicated or by reason of any other Events of Default and proceed with full foreclosure proceedings;

                  (c) Suits. To the extent permitted by law, Beneficiary, at its
                      -----
         option, may, either with or without first taking possession, direct Trustee to proceed by suit or suits in equity and/or at law, or by any other appropriate remedy or proceeding, to protect and enforce Beneficiary's and/or Trustee's rights hereunder whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained herein or in the Notes or for an injunction against the violation of any of the terms hereof or thereof or in aid of the exercise of any right, power or remedy granted to Beneficiary herein or therein, or to enforce the payment of the Notes, or to foreclose the lien and security interest of this Deed of Trust against the Mortgaged Property or any part thereof and to have all of the Mortgaged Property or any part thereof sold in one or more sales (as an entirety or in parcels) under the judgment or decree of a court of competent jurisdiction or otherwise. All rights of action under this Deed of Trust or in respect of the Notes may be enforced by Beneficiary or Trustee, without the production of the Notes and without the possession thereof (to the extent Beneficiary or its agent gives a bona fide lost note affidavit in compliance with local law) at any trial or other proceeding relative thereto to the extent permitted by law;

                  (d) Receiver. To the extent permitted by law and without the
                      --------
         necessity to prove the value or occupancy of the security or the solvency or insolvency of any person then legally or equitably liable for payment of the Debt, Beneficiary shall be entitled as a matter of right, ex parte and without notice, to the appointment of a receiver to
                -- -----
         enter upon and take possession of the Mortgaged Property, perform all acts necessary or useful for the operation, use and maintenance of the Mortgaged Property and to collect all Rents thereof and apply the same and to exercise such other powers as are permitted by applicable law and the court making such appointment may direct and Grantor hereby consents to the appointment of such receiver. The expenses, including receiver's fees, reasonable attorneys' fees, costs and disbursements and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents actually received by Beneficiary, whether received pursuant to this subparagraph 21(d) or subparagraph 21(a). Notwithstanding the
                 ------------------    ------------------
         appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by or payable or deliverable under the terms of this Deed of Trust to Beneficiary. Without limiting any of Beneficiary's rights hereunder, Beneficiary or Trustee shall be entitled, as a matter of strict right, without notice and upon ex parte application, and without regard to the value or occupancy of the security, or the solvency of Grantor, or the adequacy of the Mortgaged Property or other collateral as security for the Notes, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents and revenues and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the jurisdiction in which the Mortgaged Property is located. Grantor hereby waives any requirements on the receiver or Beneficiary to post any surety or other bond. Beneficiary or the receiver may also take possession of, and for these purposes use, any and all personalty which is a part of the Mortgaged Property and used by Grantor in the rental or leasing thereof or any part thereof. The expense (including the receivers fees, counsel fees, costs and agents compensation) incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. To the extent not prohibited by applicable law, Beneficiary shall (after payment of all costs and expenses incurred) apply such Rents and revenues received by it in the order set forth in Paragraph 23 of this Deed of Trust. The
                                      ------------
         right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the Rents and revenues, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents and revenues actually received by Beneficiary.

                  (e) Sale in One Parcel. In the event of a sale, the Mortgaged
                      ------------------
         Property may be sold in one parcel. Grantor hereby waives its rights, if any, to require that the Mortgaged Property be sold as separate units, tracts or estates;

                  (f) Security Interest. In addition to the rights and remedies
                      -----------------
         of Beneficiary and Trustee set forth herein and in the Notes and the other Transaction Documents, and not in lieu thereof, Beneficiary shall have all of the rights and remedies of a holder of a security interest under the Code, or under other applicable law with respect to the Security Interest Property and all rights and remedies provided or referred to herein and therein, shall, to the fullest extent permitted by applicable law, be cumulative;

                  (g) Foreclosure. Beneficiary, at its option, may direct
                      -----------
         Trustee to institute an action to foreclose this Deed of Trust upon five (5) days' notice or such longer period for notice required by statute, or take such other action as may be permitted and available to Beneficiary, at law or in equity, for the enforcement of the Transaction Documents and the realization on the Mortgaged Property or any other security held by Beneficiary, and proceed thereon through to final judgment and execution thereon for the Debt, including, without limitation, the Yield Maintenance Premium, all accrued and unpaid interest and all costs of enforcement. In furtherance thereof, to the extent permitted by applicable law, Beneficiary and/or Trustee shall have the full power and right to sell the Mortgaged Property and all estate, claim, demand, right, title and interest of Grantor therein and right of redemption thereof pursuant to an assent to a decree or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law or statute or in equity, it being agreed that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, the Transaction Documents shall continue as a lien on the remaining portion of the Mortgaged Property. Grantor hereby assents to the passage of a decree for the sale of the Mortgaged Property upon the occurrence of an Event of Default by any court having jurisdiction; and

                  (h) Power of Sale. To the extent permitted by applicable law,
                      -------------
         Trustee may sell, release and convey the Premises at public sale and execute and deliver to the purchasers at such sale, good and sufficient deeds of the conveyance and shall render any surplus funds, after payment in full of the Debt and the expenses of such sale, including reasonable attorneys' fees as provided by law, to Grantor. Without limiting any of Beneficiary's rights hereunder, Beneficiary or Trustee may cause the Mortgaged Property and all estate, right, title and interest, claim and demand therein, or any part thereof to be sold as follows:

                           (i) Beneficiary may proceed as if all of the
                  Mortgaged Property were real property, in accordance with (iv) below, or Beneficiary may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the Premises without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with (iii) below, separate and apart from the sale of real property, with the remainder of the Mortgaged Property being treated as real property;

                           (ii) Beneficiary may cause any such sale or other
                  disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest;

                           (iii) should Beneficiary elect to cause any of the
                  Mortgaged Property to be disposed of as personal property as permitted by (i) above, it may dispose of any part thereof in any manner now or hereafter permitted by Division 9 of the Code or in accordance with any other remedy provided by law. Both Grantor and Beneficiary shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may so elect, subject to the provisions of the Code. Beneficiary shall give Grantor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Grantor it shall constitute reasonable notice to Grantor;

                           (iv) should Beneficiary elect to sell the Mortgaged Property which is real property or which Beneficiary has elected to treat as real property, upon such election Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, Trustee, at the time and place specified in the notice of sale, shall sell such Mortgaged Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of (v) below. Beneficiary may, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Mortgaged Property consists of several lots or parcels, Beneficiary may designate the order in which such lots or parcels may be offered for sale or sold, and may direct that such property be sold in one parcel, as an entirety, or in such parcels as Beneficiary, in its sole discretion, may elect. Grantor expressly waives any right which it may have to direct the order in which any of the Mortgaged Property shall be sold, and its rights, if any, to require that the Mortgaged Property be sold as separate tracts, lots, units or parcels. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession;

                           (v) upon any sale of the Mortgaged Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Notes is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased; and

                           (vi) in the event of a sale or other disposition of any such Mortgaged Property or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals in the deed or deeds of facts (such as of a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

         Trustee shall be entitled, in its sole discretion, to exercise all or any of the rights and remedies provided herein or in any of the other Transaction Documents or which may be given by statute, at law or in equity, or otherwise in such order and manner as Trustee shall elect, without impairing Beneficiary's or Trustee's rights under any of the Transaction Documents and without affecting the liability of any person, firm, corporation, or other entity for the sums secured by the Transaction Documents.

         22.  Authorization to Execute Deeds; Adjournments.

              (a) Grantor irrevocably appoints Beneficiary as its true and lawful attorney-in-fact, which appointment is coupled with an interest, for the purpose, following an Event of Default and the establishment of the maturity of the Debt (in accordance with the provisions of this Deed of Trust or by a court of competent jurisdiction), of effectuating, to the extent permitted by applicable law of the State, any sale, assignment, transfer or delivery of the Mortgaged Property or any part thereof or any interest therein for the enforcement of this Deed of Trust as Beneficiary may consider reasonably necessary or appropriate, with full power of substitution.

              (b) Beneficiary may adjourn, or direct Trustee to adjourn, from time to time, in accordance with applicable law, any sale to be made by it under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable provision of law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

              (c) In the event that Beneficiary has proceeded with the enforcement of any right under this Deed of Trust by foreclosure sale or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Grantor and Beneficiary shall be restored to their respective former positions and rights hereunder with respect to the Mortgaged Property, subject to the lien hereof.

         23.  Proceeds of Foreclosure Sale. In any foreclosure of this Deed
              ----------------------------
of Trust there shall be allowed and included in the decree of sale, to be paid, in the following order, out of the rents, revenues, issues, income, products and profits derived from the Mortgaged Property or the proceeds of such sale:

              First: All court costs, allowances authorized or permitted by
              -----
          statute or a court, Trustee's fees and charges, fees and expenses of receivers, reasonable attorneys' fees and disbursements (which may include reasonable, actual billed costs, if any, of any attorney in the employ of Beneficiary or Trustee and fees for services performed by legal assistants and other non-lawyers), appraisers' fees, costs of environmental audits and reports, expenditures for documentary and expert evidence, stenographers' charges, publication costs and costs of procuring all abstracts of title, title searches and examinations, title policies and similar data with respect to title which Beneficiary or Trustee may reasonably incur and any other expenses of the foreclosure proceeding (all of which may be estimated as to items to be expended after the entry of the decree), with interest thereon (to the extent permitted by law), from the date of any such advance until paid to Beneficiary, computed at the Default Rate;

               Second: All other amounts (including, without limitation, all
               ------
          Impositions other than taxes subject to which the Mortgaged Property was sold and all direct and indirect costs and expenses incurred by or on behalf of Beneficiary in the operation and maintenance of the Mortgaged Property, the collection of Rents and the enforcement of any of their remedies under the Transaction Documents or by applicable law) advanced or paid by Beneficiary pursuant to the Notes, this Deed of Trust or any other Transaction Document, with interest thereon (to the extent permitted by law), from the date of any such advance until paid to Beneficiary, computed at the Default Rate;

               Third: Any indebtedness secured by this Deed of Trust and at the
               -----
          time due and payable (whether by acceleration or otherwise), including all principal amounts, the Yield Maintenance Premium, if any, and interest at the time due and payable under the Notes, and interest (to the extent permitted by law) at the Default Rate on any overdue principal and (to the extent permitted by law) any other sum constituting a portion of the Debt in such order and priority as Beneficiary shall in its sole discretion determine; and

               Fourth: All other amounts required to be paid by Grantor pursuant
               ------
          to any provision of any Transaction Document.

Subject to the provisions of Paragraph 39 hereof, any surplus of the proceeds of
                             ------------
such sale shall be paid promptly to the person or entity legally entitled thereto. In the event Trustee cannot determine the person or persons to whom the surplus should be paid or Trustee concludes that a controversy exists with respect to the surplus, Trustee may pay the surplus into a court of competent jurisdiction in an interpleader action and all expenses of such action, including legal fees incurred by Beneficiary and Trustee, shall be paid from the surplus or, if the surplus is insufficient, by Grantor.

          24.  Purchase of the Mortgaged Property by Beneficiary. Beneficiary
               -------------------------------------------------
may be a purchaser of the Mortgaged Property or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise, and may apply the amount of the Debt outstanding (or such portion thereof as the Beneficiary or Trustee shall determine in its sole discretion), and the expenses of the sale and costs of the action and any other sums which Beneficiary or Trustee is authorized to charge under this Deed of Trust or under applicable law toward the purchase price thereof.

         25.  Security Agreement; Uniform Commercial Code.
              -------------------------------------------

              (a) This Deed of Trust constitutes a security agreement under the Code and a fixture filing for the purposes of Division 9 of the Code and a security interest shall be deemed, and hereby is, granted by Grantor to Beneficiary and attached to the Security Interest Property for the benefit of Beneficiary as additional security for the Debt.

              (b) To the extent permitted by law, Grantor hereby authorizes Beneficiary to file financing and continuation statements to continue such lien with respect to the Security Interest Property without the signature of Grantor and, upon reasonable request, Grantor shall promptly execute financing and continuation statements in form satisfactory to Beneficiary to secure Beneficiary's interest in the Security Interest Property. Grantor shall further, from time to time, upon the written demand of Beneficiary, execute, acknowledge and deliver any financing statement, renewal, affidavit, certificate, continuation statement or other document as Beneficiary may request in order to perfect, preserve, continue, extend or maintain the security interest and priority of this Deed of Trust or such other security instrument as a first lien subject to the Permitted Exceptions. Grantor hereby irrevocably appoints Beneficiary as attorney-in-fact (which appointment shall be deemed to be coupled with an interest) for the limited purpose of executing and filing such financing and continuation statements. Grantor agrees to pay to Beneficiary, on written demand, all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Beneficiary in connection with the preparation, execution, acknowledgment, recording, filing and refiling of any such instrument or document, including, without limitation, the charges for examining title which amounts, as well as any other amounts required to be paid to Beneficiary pursuant to this Paragraph, together with interest thereon at the Default Rate
                 ---------
from the date of any such expenditure by Beneficiary until repayment, and such sum, together with such interest, shall constitute a portion of the Debt secured by the lien of this Deed of Trust. Neither a request of Beneficiary hereunder nor the failure of Beneficiary to make such a request shall be construed as a release of any portion of the Mortgaged Property from the lien of this Deed of Trust, this covenant and any such security agreement or other similar security instrument delivered to Beneficiary being cumulative and additional security for payment of the Debt.

              (c) Upon the occurrence of any Event of Default, Beneficiary shall have all of the rights and remedies of a secured party under the Code with respect to the Security Interest Property, or other applicable law, and all rights and remedies provided for herein and in the Notes, all of which rights and remedies are cumulative to those provided elsewhere in this Deed of Trust or otherwise available to Beneficiary. Upon the occurrence and continuance of any Event of Default, Beneficiary shall have the option of directing Trustee to proceed as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Code shall not apply. The parties agree that in the event Beneficiary elects to proceed with respect to the Security Interest Property separately from the real property, Grantor will assemble the Security Interest Property (other than those items of Equipment which are affixed to the Improvements and not removable without material damage to such items or the Improvements) and make the Security Interest Property available to Beneficiary at a place or places reasonably convenient to Beneficiary. Any notice of sale, disposition or other intended action by Beneficiary, sent to Grantor at the address of Grantor specified for notices herein at least fifteen (15) days prior to such action, shall constitute reasonable notice to Grantor and the method of sale or disposition or other intended action set forth in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Code unless objected to in writing by Grantor within ten (10) days after receipt by Grantor of such notice.

              (d) All replacements, renewals and additions to the Equipment and the Personal Property shall become and be immediately subject to the security interest herein of Beneficiary and be covered by this Deed of Trust as part of the Mortgaged Property. Grantor warrants and represents that all Security Interest Property now is, and that all replacements thereof, substitutions therefor and additions thereto, will be, owned by Grantor free and clear of liens, encumbrances or security interests of others except for the Permitted Exceptions.

              (e) Neither the provisions of this Paragraph nor the filing of any
                                                 ---------
separate security agreement or financing statement, with respect to Beneficiary's security interest in the Security Interest Property, shall be construed as in any way derogating or impairing the intention of the parties hereto that the Security Interest Property shall, at all times and for all purposes and in all proceedings, both legal and equitable, be regarded as a part of the Mortgaged Property. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS DEED OF TRUST OR ANY FINANCING STATEMENT RELATING TO THIS DEED OF TRUST SHALL BE SUFFICIENT AS A FINANCING STATEMENT.

         26.  Certificate as to No Default, etc.; Information.
              -----------------------------------------------

              (a) Grantor will deliver to Beneficiary, within thirty (30) days after written request, a written statement duly acknowledged by an authorized representative of Grantor stating (i) the outstanding amount of the Debt (ii) whether to the Best Knowledge of Grantor any offsets or defenses exist against the Debt, and (iii) whether to the Best Knowledge or Grantor, there exists no default, condition or event which, with the giving of notice or lapse of time or both, would constitute a default in the performance or observance of any of the terms of this Deed of Trust or any of the other Transaction Documents, or if any such default exists, specifying to the nature and period of existence thereof and what action Grantor is taking or proposes to take with respect thereto.

              (b) In addition to the information provided for in paragraph (a) above, Grantor will deliver to Beneficiary, within thirty (30) days after written request, such further information with respect to the Ground Lease and Mortgaged Property as Beneficiary may, from time to time, reasonably request, Grantor will direct all Tenants under the Leases and lessors under the Equipment Leases (as defined in the Loan Agreement) to deliver to Beneficiary such information requested by Beneficiary to the extent required to be furnished under such Lease or Equipment Lease, and Grantor will use its reasonable efforts to cause such Tenants or lessors to deliver to Beneficiary such information to the extent not so required to be furnished under such Lease or Equipment Lease. Each such request for additional information of Grantor or any such Tenant or lessor may be made by Beneficiary, from time to time, for any reasonable business purpose.

         27.  Books and Records; Financial Statements. Beneficiary or its
              ---------------------------------------
designated representatives shall, upon reasonable prior notice to Grantor, have
(a) the right of entry and free access to the Premises (subject to the rights of hotel guests) during business hours to inspect the Mortgaged Property and (b) the right at reasonable times and upon not less than five (5) Business Days' notice, to inspect all books, contracts and records of Grantor relating to the Mortgaged Property. Grantor shall make the officers, directors of its general partners, and its regional supervisors and retained professionals knowledgeable of such matters available for Beneficiary or its designated representatives to discuss Grantor's affairs, finances and accounts relating to the Mortgaged Property and Grantor will cooperate with, and request that each of the foregoing individuals cooperate with, Beneficiary and its designated representative to enable them to perform these functions, at all reasonable times and as often as Beneficiary may reasonably request.

         28. Application of Proceeds. Any sum which by the terms of this Deed of
             -----------------------
Trust is to be applied to the Loan or the Notes shall be applied by Beneficiary in such order and priority as is set forth herein or in any other Transaction Document.

         29. Terms Subject to Applicable Law; Severability. All rights, powers
             ---------------------------------------------
and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the other terms hereof shall in no way be affected thereby.

         30. Further Acts, etc. Grantor shall, at its sole cost and expense, and
             ------------------
without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, assurances as Beneficiary or Trustee shall, from time to time, reasonably require for better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby mortgaged or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust (including, without limitation, any severance, splitting, restatement, replacement, amendment or modification to this Deed of Trust, the Notes or the other Transaction Documents deemed necessary by Beneficiary or Trustee to effectuate or confirm the obligations of Beneficiary and Trustee under Paragraph
                                                                       ---------
61 hereof) or filing, registering or recording this Deed of Trust and, on
--
written demand, will execute and deliver one or more financing statements to evidence more effectively the lien hereof upon the Mortgaged Property except that Grantor shall have no obligation to comply with the foregoing if any such action would increase Grantor's liability hereunder or increase Beneficiary's rights hereunder. Grantor will reimburse Beneficiary and/or Trustee, on written demand, for any sums (including reasonable attorneys' fees and disbursements) reasonably expended by Beneficiary or Trustee in preparing, executing, acknowledging, filing, registering and recording such instruments, certificates and documents.

         31. Limitation of Liability of Beneficiary and Trustee. Neither this
             --------------------------------------------------
Deed of Trust nor any action or inaction on the part of Beneficiary or Trustee shall, without such party's written consent, constitute an assumption on such party's part of any obligation under any of the Leases or any other agreement affecting the Mortgaged Property, nor shall Beneficiary or Trustee have any obligation to make any payment to be made by Grantor under the Leases or any such other agreement, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which have been assigned to Beneficiary and/or Trustee or to which Beneficiary and/or Trustee may be entitled hereunder at any time or times. No action or inaction on the part of Beneficiary or Trustee shall adversely affect or limit in any way the rights of Beneficiary or Trustee hereunder or under the Leases or the Notes or the Assignment.

         32. Documentary Stamps. If at any time any Governmental Authority shall
             ------------------
require revenue or other stamps to be affixed to the Notes or this Deed of Trust, Grantor will pay for the same, with interest and penalties thereon, if any. The provisions of the final sentence of Paragraph 34 shall apply to any
                                             ------------
failure of Grantor to make any such payment.

         33. Cumulative Remedies of Beneficiary; No Waiver. No legal, equitable
             ---------------------------------------------
or contractual right, power or remedy of Beneficiary shall be exclusive of any other, but rather, each right, power or remedy shall be separate, cumulative and concurrent and shall be in addition to every right, power or remedy now or hereafter existing at law or in equity. No delay in the exercise of, or omission to exercise, any right, power or remedy accruing on any default shall impair any such right, power or remedy or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such right, power or remedy may be exercised concurrently or independently, and when and as often as may be deemed expedient, by Beneficiary. Beneficiary may resort for the payment of the Debt to the Mortgaged Property and to any other security held by Beneficiary in such order and manner as Beneficiary, in its sole discretion, consistent with the Transaction Documents, may elect. Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust or sell the Mortgaged Property pursuant to the power of sale, if any, contained herein. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         34. Filing of Deed of Trust, etc. Grantor forthwith upon the execution
             ----------------------------
and delivery of this Deed of Trust and thereafter, from time to time, as reasonably required or requested by Beneficiary, will cause this Deed of Trust, the Assignment, and any security instrument or Transaction Document creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance, and each supplement to any of the foregoing and each modification to any of the foregoing, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interests of Beneficiary in the Mortgaged Property. Grantor will pay all filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Deed of Trust, any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage or deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. In the event that Grantor shall fail to make any such payment, Beneficiary shall have the right, but not the obligation, to pay at the direction of Beneficiary the amount due and shall notify Grantor of such payment and Grantor shall reimburse Beneficiary therefor, upon written demand, with interest thereon at the Default Rate from the date of demand by Beneficiary to the date of repayment, and such amount, together with such interest, shall constitute a portion of the Debt secured by the lien of this Deed of Trust.

         35. Usury Laws. It is the intent of Grantor and Beneficiary to comply
             ----------
at all times with applicable usury laws. If at any time such laws would render usurious any amounts called for under the Notes or any of the Transaction Documents, then it is Grantor's and Beneficiary's express intention that such excess amount be immediately credited on the principal balance of the Notes (or, if the Notes has been fully paid, and Beneficiary has no further obligation under the Loan Agreement to make Advances, refunded by Beneficiary to Grantor and Grantor shall accept such refund), and the provisions hereof and thereof be immediately deemed to be reformed to comply with the then applicable laws, without the necessity of the execution of any further documents, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. Any such crediting or refund shall not cure or waive any default by Grantor under the Notes or under any of the other Transaction Documents. If, at any time following any such reduction in the interest rate payable by Grantor, there remains unpaid any principal amounts under the Notes and the maximum interest rate permitted by applicable law is increased or eliminated, then the interest rate payable hereunder shall be readjusted, to the extent permitted by applicable law, so that the total dollar amount of interest payable hereunder shall be equal to the dollar amount of interest which would have been paid by Grantor without giving effect to the applicable usury laws theretofore in effect. Grantor agrees, however, that in determining whether or not any interest payable under the Notes or any of the other Transaction Documents exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in the Notes or in any other Transaction Document to be "interest"), including, without limitation, prepayment fees and late charges, shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

         36. Marshalling. Grantor waives and releases any right to have the
             -----------
Mortgaged Property marshalled.

         37. Waiver of Notice. Grantor shall not be entitled to any notices of
             ----------------
any nature whatsoever from Beneficiary or Trustee except with respect to matters for which this Deed of Trust, the Loan Agreement or the Notes specifically and expressly provides for the giving of notices by Beneficiary or Trustee to Grantor, and Grantor hereby expressly waives the right to receive any notice from Beneficiary or Trustee with respect to any matter for which this Deed of Trust, the Loan Agreement or the Notes does not specifically and expressly provide for the giving of notice by Beneficiary or Trustee to Grantor. Grantor hereby requests that a copy of any notice of default and every notice of sale hereunder be mailed to it as provided by law at Grantors address set forth in Paragraph 41.
------------

         38. Recovery of Sums Required To Be Paid. Beneficiary shall have the
             ------------------------------------
right from time to time to take action or direct Trustee to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Beneficiary or Trustee to thereafter bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

         39. Other Mortgages; Cross Collateralization; Cross Default.
             -------------------------------------------------------

             (a) Grantor acknowledges that this Deed of Trust along with the Other Mortgages secure the Debt. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary or Trustee and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Beneficiary of any other security for any of the Debt, or by any failure, neglect or omission on the part of Beneficiary or Trustee to realize upon or protect any of the Debt or any collateral security therefor including, without limitation, the Other Mortgages. The lien of this Deed of Trust shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Debt or of any of the collateral security therefor, including, without limitation, the Other Mortgages, and Beneficiary may foreclose, or direct Trustee to foreclose, or exercise any other remedy available to Beneficiary under the Other Mortgages without first exercising or enforcing any of its remedies under this Deed of Trust and any exercise of the rights or remedies of Beneficiary hereunder shall not in any manner impair the Debt or the lien of this Deed of Trust or the liens of the Other Mortgages or any of Beneficiary's rights and remedies thereunder.

             (b) Grantor specifically consents and agrees that Beneficiary or Trustee may exercise their rights and remedies hereunder and under the Other Mortgages separately or concurrently and in any order that they may deem appropriate and Grantor waives any rights of subrogation. Without limiting the generality of the foregoing, Grantor agrees that if an Event of Default is continuing (i) Beneficiary or Trustee shall have the right, to the extent permitted by applicable law, to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings from time to time, as Beneficiary, in its sole and absolute discretion, shall determine from time to time, (ii) neither Beneficiary nor Trustee is required to either marshall assets, sell the Mortgaged Property or properties encumbered by the Other Mortgages in any inverse order of alienation, or be subject to any "one action" or "election of remedies" law or rule, (iii) the exercise by Beneficiary or Trustee of any remedies against the Mortgaged Property or properties encumbered by the Other Mortgages will not impede Beneficiary or Trustee from subsequently or simultaneously exercising remedies against any other properties encumbered by the Other Mortgages or this Deed of Trust, and (iv) all liens and other rights, remedies or privileges provided to Beneficiary or Trustee shall remain in full force and effect until Beneficiary and Trustee have exhausted all of their remedies against the Mortgaged Property and all of the properties encumbered by the Other Mortgages and this Deed of Trust have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

             (c) It is the intent of the parties hereto that this Deed of Trust be cross-defaulted and cross-collateralized with the Other Mortgages only to the extent that this Deed of Trust and each of the Other Mortgages continue to be held and owned by the same Person (as defined in the Loan Agreement). Therefore, notwithstanding any provisions contained in this Deed of Trust or the other Transaction Documents to the contrary, Grantor and Beneficiary agree that the provisions of this Paragraph 39 and any other references in this Deed of Trust
                   ------------
and the other Transaction Documents to the "Other Mortgages" shall be automatically deleted and shall have no further force and effect from and after the date this Deed of Trust is assigned to any Person that is not concurrently the holder of all Other Mortgages, including the Fee Owner pursuant to Paragraph
                                                                       ---------
61 hereof. Grantor shall upon the written request of Beneficiary or Trustee
--
execute, acknowledge, deliver and record any modification, severance, splitter, restatement or substitution of this Deed of Trust and the other Transaction Documents deemed necessary by Beneficiary or Trustee to effectuate or confirm that this Deed of Trust will, following such an assignment, no longer be subject to the cross-default and cross-collateralization provisions contained herein. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact (which appointment shall be deemed to be coupled with an interest) for the purpose of executing and recording any such modification, severance, splitter, restatement or substitution of this Deed of Trust and the other Transaction Documents following the occurrence of an Event of Default. Grantor agrees to pay to Beneficiary, on written demand, all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Beneficiary in connection with the preparation, execution, acknowledgment, recording and filing of such documents and instruments, together with interest thereon at the then applicable interest rate for the Debt, including the Default Rate as provided for herein, from the date of such expenditure by Beneficiary until repayment and such sum, together with such interest, shall constitute a portion of the Debt secured by the lien of this Deed of Trust.

         40. No Oral Change. This Deed of Trust may only be modified or amended
             --------------
by an agreement in writing signed by Grantor and Beneficiary, and may only be released, discharged or satisfied of record by an instrument in writing signed by Beneficiary.

         41. Notices. Except as otherwise specified herein, all notices,
             -------
requests, demands, consents, reports or other communications, including, without limitation, a tender of cure pursuant to Paragraph 19 (c), to or upon the
                                         ---------------
respective parties hereto shall be in writing and be deemed to have been duly given or made when received, if personally delivered by messenger or national overnight courier service, or if sent by registered or certified U.S. mail, postage prepaid, return receipt requested, if sent by telecopier with electronic confirmation of receipt (hard copy to be sent by regular mail), addressed to the party to which such notice, request, demand, consent, report or other communication is being given at its address set forth below, or at such other address as any of the parties hereto may hereafter notify the others by notice given hereunder:

         Beneficiary:         Nomura Asset Capital Corporation
                              Two World Financial Center
                              Bldg. B, 21st Floor
                              New York, New York 10281-1198
                              Att:  Daniel S. Abrams, Director
                              Fax:  (212) 667-1022
       with a copy to:  Rosenman & Colin LLP
                        575 Madison Avenue
                        New York, New York 10022
                        Att:  Michael Peskowitz, Esq.
                        Fax:  (212) 940-8776

       Grantor: Marriott Hotel Properties II Limited Partnership c/o Host Marriott Corporation
                        10400 Fernwood Road
                        Bethesda, Maryland 20817
                        Att:  Law Department 923/Deputy General Counsel
                        Fax:  (301) 380-6332

       with a copy to:  Marriott Hotel Properties II Limited Partnership
                        c/o Host Marriott Corporation
                        10400 Fernwood Road
                        Bethesda, Maryland 20817
                        Att:  Asset Management Department 908
                        Fax:  (301) 380-8260

       Trustee: Commonwealth Land Title Insurance Company of California 1855 Gateway Boulevard
                        Suite 270
                        Concord, California 94520
                        Attention:  Office Manager

       42. Joint and Several Liability. If Grantor consists of more than one
           ---------------------------
person, the obligations and liability of each such person hereunder shall be joint and several.

       43. Headings, etc. The headings and captions of the paragraphs of this
           -------------
Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

       44. Successors and Assigns. The provisions of this Deed of Trust shall
           ----------------------
be binding upon Grantor and Beneficiary, and their respective successors and assigns, and all persons claiming under or through Grantor or Beneficiary or any such successor or assign, and shall inure to the benefit of, and be enforceable by, Beneficiary and its respective successors and assigns.

       45. Survival of Assignment. Notwithstanding anything to the contrary
           ----------------------
contained in this Deed of Trust, the assignment, pledge and mortgaging of the Condemnation Proceeds, the Insurance Proceeds and the Refunds, and the right to apply any of the foregoing in accordance with the terms of this Deed of Trust, shall survive any foreclosure of the lien of this Deed of Trust.

         46. Construction; Counterparts.
             ---------------------------

             (a) Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form, the word "Grantor" shall mean each Grantor and any subsequent owners of the Mortgaged Property or any part thereof or interest therein, the word "Beneficiary" shall mean each Beneficiary and any subsequent holder of any of the Notes, the word "Trustee" shall mean Trustee and any Successor Trustee (hereinafter defined), and the word "person" shall include an individual, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated association, government, governmental authority, or other entity. References to "this Paragraph" shall mean the paragraph commencing with an Arabic numeral in which the affected phrase or sentence is contained. The phrase "Best Knowledge of Grantor" shall mean knowledge after appropriate and proper inquiry obtained by Grantor or any officer or director of Grantor or any regional supervisor of Grantor charged with primary responsibility as to such matters in connection with operation of the Mortgaged Property. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The terms "herein", "hereof" or "hereunder" or similar terms used in this Deed of Trust refer to this entire Deed of Trust and not to the particular provision in which the term is used.

             (b) It is acknowledged and agreed that in the preparation of this Deed of Trust and the other Transaction Documents indistinguishable contributions were made by representatives of both Grantor and Beneficiary, and that Grantor and Beneficiary each waives any and all rights, either at law or in equity, to have the provisions of this Deed of Trust or any part thereof or the provisions of any other Transaction Document interpreted in favor of one over the other based on a claim that representatives of one or the other were the principal draftsmen of any such document.

             (c) In the event that the provisions of this Deed of Trust directly conflict with any provision of the Loan Agreement, the provisions of the Loan Agreement shall govern, except the provisions of the Deed of Trust with respect to Beneficiary's perfection of a security interest or lien on the Mortgaged Property, and the enforcement thereof shall be governed by the terms and provisions of the Deed of Trust.

             (d) This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         47. Governing Law. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION,
             -------------
MATTERS OF CONSTRUCTION AND VALIDITY, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OR COMITY) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

NOTWITHSTANDING THE FOREGOING, THE NOTES AND LOAN AGREEMENT ARE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         48. Expenses of Enforcement. All reasonable costs and expenses of
             -----------------------
Beneficiary or Trustee in the enforcement of any covenant of Grantor or any right or remedy afforded Beneficiary or Trustee pursuant to this Deed of Trust or any other Transaction Document or in connection with any proceedings, including probate and bankruptcy proceedings, to which Beneficiary shall be a party, either as plaintiff, claimant or defendant, by reason of this Deed of Trust or any indebtedness hereby secured or in connection with preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose, whether or not actually commenced shall be paid by Grantor within ten (10) days after written demand by Beneficiary and/or Trustee, and, to the extent permitted by law, shall bear interest, at the Default Rate from ten
(10) days after the date of demand until the actual date of repayment by Grantor, and shall be deemed a part of the Debt and secured by this Deed of Trust and the Other Mortgages. As used herein, "reasonable costs and expenses" shall include, without limitation, actual expenses incurred by Beneficiary, fees and expenses of Beneficiary's and/or Trustee's agents, reasonable attorneys fees and expenses (which may include reasonable, actual billed costs, if any, of any attorney in the employ of Beneficiary and/or Trustee and fees for services performed by legal assistants and other non-lawyers), court costs and filing fees, allowances authorized or permitted by statute or of a court, fees and expenses of receivers, appraisers fees, costs of environmental audits and reports, expenditures for documentary and expert evidence, stenographers charges, publication costs and the cost of procuring abstracts of title, title searches and examinations, title policies and similar data with respect to title which Beneficiary and/or Trustee may deem reasonably necessary and all other expenses of the foreclosure or similar enforcement proceeding, all of which may be estimated as to items to be expended after the entry of the decree.

         49. Waivers; Sale Bar Against Foreclosure.
             -------------------------------------

             (a) Grantor hereby expressly waives the pleading of any statute of limitations or other bar to an action based on the passage of time as a defense to any obligations secured by the Transaction Documents to the full extent permitted by law.

             (b) In any action to foreclose the lien or liens of this Deed of Trust, including a partial foreclosure, no defense, counterclaim or setoff shall be available to Grantor other than one which denies the existence or sufficiency of the facts upon which the action is grounded or which raises an issue concerning the priority of liens. If any defense, counterclaim or setoff, other than one permitted by this Paragraph is timely raised in such foreclosure
                           ---------
action, such defense, counterclaim or setoff shall be dismissed; provided,
                                                                 --------
however, if such defense, counterclaim or setoff is based on a claim which could
-------
be tried in an action for money damages, such claim may be brought in a separate action which shall not thereafter be consolidated with such foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying the foreclosure action.

             (c) Grantor hereby expressly waives for itself and all who may claim through or under it, and to the fullest extent Grantor may do so under applicable law, any and all rights of redemption in the event of a foreclosure sale, and the sale of the Mortgaged Property, or any part thereof, or any interest therein, whether pursuant to foreclosure or partial foreclosure or otherwise, any such foreclosure or partial foreclosure sale under this Deed of Trust shall be a perpetual bar against Grantor.

             (d) Notwithstanding anything to the contrary contained in this Deed of Trust, Grantor hereby agrees that, to the extent permitted by applicable law, Grantor shall not at any time:

                           (i) insist upon, plead or in any manner whatever
                  claim or take any benefit or advantage of any stay, extension or moratorium law or an exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust or any other Transaction Document;

                           (ii) claim, take or insist upon any benefit or
                  advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof or pursuant to the decree, judgment or order of any court of competent jurisdiction or upon execution of any judgment recovered for all or any portion of the Debt; or

                           (iii) avail itself of any benefits that might accrue
                  to it by virtue of any present or future laws excepting the Mortgaged Property, or any proceeds arising from the sale thereof, from attachment, levy, or sale under execution from civil process, or extension of time for payment.

         50. No Claim of Credit for Impositions. Grantor will not make deduction
             ----------------------------------
from or claim credit on the principal or interest secured by this Deed of Trust by reason of any governmental taxes, assessments or charges. Grantor will not claim any deduction from the taxable value of the Mortgaged Property by reason of this Deed of Trust.

         51. Sole Discretion of Beneficiary; Reasonableness.
             ----------------------------------------------

             (a) Wherever pursuant to the provisions of this Deed of Trust, Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, in Beneficiary's opinion, judgment or discretion, then the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in Beneficiary's sole discretion, and shall be final and conclusive.

             (b) In the event the consent or approval of Beneficiary is required to be reasonable under any provision in this Deed of Trust or any other Transaction Document and Grantor believes that such consent or approval was withheld or delayed in violation of such standard, then Grantor's sole remedy in such case shall be either to seek the release of the Mortgaged Property and this Deed of Trust in accordance with the Loan Agreement, or to seek injunctive relief or specific performance, and if the court determines, without right to further appeal, that such approval or consent was withheld in violation of the applicable standard, then the consent or approval shall be deemed granted, Beneficiary shall deliver prompt written confirmation of such consent or approval, the granting of such consent or approval shall be the only remedy available to Grantor, neither Beneficiary nor its officers or agents shall have any liability for having withheld or delayed such consent or approval, and Grantor's obligations under the Transaction Documents shall not be diminished in any way.

         52. Modification by Beneficiary. Grantor agrees that, without affecting
             ---------------------------
the liability of Grantor or any other person (except any person expressly released in writing) liable for payment of the Debt or for performance of any obligation contained herein or affecting the lien and security interest of this Deed of Trust upon the Mortgaged Property or any part thereof, Beneficiary may, at any time and from time to time, regardless of consideration, without notice to or obtaining the consent of any person release any person liable for payment of any indebtedness secured hereby or for performance of any obligation, extend the time or agree to alter the terms of payment of any such indebtedness, including, without limitation, modifying the interest rate, the amortization period or any other provision of the Notes, modify or waive any obligation (to the extent same does not increase Grantor's obligations), subordinate, modify or otherwise deal with the lien and security interest hereof, release the whole or any part of the Mortgaged Property or any other security, accept additional security of any kind, consent to the making of any map or plat of the Mortgaged Property, the creating of any easements thereon or any covenants restricting use or occupancy thereof, or exercise, refrain from exercising or waive any right Beneficiary may have without in any manner impairing or affecting the Transaction Documents, as so extended, modified and supplemented, or the lien or priority thereof unless expressly released or discharged from such obligation by Beneficiary in writing.

         53. Assignment; Participations.
             --------------------------

             (a) Beneficiary shall have the right in its sole discretion and at its sole cost and expense, except to the extent expressly provided to the contrary in the Loan Agreement, at any time during the term of the Loan to sell, assign, syndicate, securitize or otherwise transfer or dispose of its interest in all or any portion of the Loan, provided, however, that all of the provisions hereof shall continue in full force and effect following any such sale, assignment, syndication, securitization or other transfer, except as otherwise provided in Paragraph 39(c) hereof.
            ---------------

             (b) Beneficiary may at any time grant to one or more banks, life insurance companies or other financial institutions (each a "Participant")
                                                             -----------
participating interests in all or a portion of Beneficiary's interest in the Loan, provided that, in the event of any such grant by Beneficiary of a participating interest to a Participant, whether or not upon notice to Grantor, Beneficiary shall remain responsible for the performance of its obligations hereunder, and Grantor shall continue to deal solely and directly with the Beneficiary named herein in connection with

Beneficiary's rights and obligations under this Deed of Trust. Beneficiary shall give Grantor written notice of any such grant by Beneficiary of such a participating interest to a Participant.

         54. No Merger. If both the landlord's and the tenant's estates under
             ---------
any Lease shall at any time become vested in one owner, or if Grantor's, Beneficiary's and Trustee's estates under this Deed of Trust shall at any time become vested in one owner, including, without limitation, upon the delivery of a deed to Beneficiary in lieu of a foreclosure sale, or upon a purchase of the Mortgaged Property by Beneficiary in a foreclosure sale, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates; and, as a consequence thereof, upon the foreclosure of the lien created by this Deed of Trust any Leases or subleases then existing and created by Grantor shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to the Tenant or sublessee thereunder. In the event Grantor acquires the estate of Fee Owner under the Ground Lease (i) there shall be no merger between such acquired estate and the estate of Grantor under the Ground Lease unless all parties (including Beneficiary) having an interest in the Ground Lease shall consent thereto in writing and (ii) the lien of this Deed of Trust shall, ipso facto,
                                                                  ----------
without the necessity of any further conveyance, simultaneously with such acquisition be spread to cover such acquired estate and as so spread shall be prior to the lien of any mortgage placed on the acquired estate subsequent to the date of this Deed of Trust.

         55. Running with the Land. All covenants contained in this Deed of
             ---------------------
Trust shall run with the land of the Mortgaged Property.

         56. True Copy. GRANTOR ACKNOWLEDGES HAVING RECEIVED A TRUE COPY OF THIS
             ---------
DEED OF TRUST WITHOUT CHARGE.

         57. Waiver of Jury Trial. GRANTOR, AND BENEFICIARY BY ITS ACCEPTANCE OF
             --------------------
THIS DEED OF TRUST, EACH HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS DEED OF TRUST, THE NOTES, THE ASSIGNMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TO THE FULL EXTENT PERMITTED BY LAW.

         58. After-Acquired Property. If, after the date of this Deed of Trust,
             -----------------------
Grantor acquires any property located on and used in connection with the Mortgaged Property and that by the terms of this Deed of Trust is required or intended to be encumbered by this Deed of Trust, the property shall become subject to the lien and security interest of this Deed of Trust immediately upon its acquisition by Grantor and without any further mortgage, conveyance, assignment or transfer. Nevertheless, upon Beneficiary's reasonable request, from time to time, Grantor will execute, acknowledge and deliver any additional instruments and assurances of title and will do or cause to be done anything further that is reasonably necessary for carrying out the intent of this Deed of Trust.

         59. Non-Recourse. The obligations of Grantor hereunder are
             ------------
"Non-Recourse" as such term is defined in the Loan Agreement.

         60. Regarding Trustee.
             -----------------

             (a) Trustee may resign by an instrument in writing addressed to Beneficiary or be removed at any time with or without cause by instrument in writing duly executed by Beneficiary. In case of the death, resignation or removal of Trustee, a successor (each, a "Successor Trustee") may be appointed
                                          -----------------
by Beneficiary by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without other formality than appointment and designation in writing recorded in the county in which this Deed of Trust is recorded. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the Successor Trustee all the estate and title of its predecessor in all the Mortgaged Property, and such Successor Trustee shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee.

             (b) Trustee may rely and shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign same. Trustee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which Trustee may do or refrain from doing in good faith, nor generally shall Trustee have any liability except for gross negligence or willful misconduct. Trustee may act and may sell or otherwise dispose of the Mortgaged Property or any part hereof as herein provided, although Trustee has been, may now be or may hereafter be, attorneys, officers, agents or employees of Beneficiary, in respect of any matter of business whatsoever. In any event, Trustee shall be indemnified and forever held harmless by Beneficiary for any acts which Trustee may take pursuant to and in reliance upon the written instructions of Beneficiary.

             (c) All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law and the other Transaction Documents), and Trustee shall not be liable for interest thereon.

             (d) If there be more than one Trustee, any Trustee, individually, may exercise all powers granted to the Trustees collectively without the necessity of the joinder of any other Trustee.

             (e) Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trust hereby created and Grantor hereby agrees to pay same.

         61. Right of Fee Owner to Purchase Deed of Trust.
             --------------------------------------------

             (a) In accordance with the provisions of Section 6.04 of the Ground Lease, Beneficiary agrees as follows:

                 (i) If an Event of Default has occurred, Fee Owner shall have thirty (30) days from the date on which Beneficiary serves upon Fee Owner notice in writing, at the address specified for Fee Owner in the Ground Lease or at such address as Fee Owner has provided in written notice to Beneficiary ("Landlord's Notice") that the
                                             -----------------
             Beneficiary is proceeding to foreclose the Deed of Trust, and stating the Purchase Price (as defined in subsection (iii) below), during which thirty (30) day period Fee Owner shall have the right and option ("Landlord's Option") to purchase from the Beneficiary
                          -----------------
             its interest in Deed of Trust and the Landlord's Note (as defined in subsection (iv) below) upon the terms and subject to the conditions contained in this Paragraph 61.
                                          ------------

                 (ii) Landlord's Option must be exercised by written notice, by certified mail, registered mail, or express mail service, return receipt requested, served upon Grantor and Beneficiary within such thirty (30) day period accompanied by Fee Owner's forfeitable deposit on account of the purchase price to the Beneficiary of the lesser of One Hundred Thousand Dollars ($100,000.00) or ten percent (10%) of the purchase price. Time shall be of the essence as to the exercise of Landlord's Option. If Landlord's Option is duly and timely exercised, Fee Owner shall purchase and the Beneficiary shall assign the Deed of Trust and the Landlord's Note to Fee Owner (or its designee), on the date which is thirty (30) days after the date on which Fee Owner has exercised Landlord's Option (or if such thirtieth (30th) day is not a business day, on the next succeeding business day). The closing shall take place at the Premises or such other location as is mutually agreeable to Fee Owner and the Beneficiary.

                 (iii) The purchase price ("Purchase Price") payable by Fee
                                            --------------
             Owner shall be (x) if the Mortgaged Property is the sole security for the Loan under the Loan Agreement, an amount equal to the outstanding Debt secured by this Deed of Trust and (y) except as otherwise provided in clause (x) above, an amount equal to Twenty-Seven Million Ninety Four Thousand Ninety Six and no/100 Dollars ($27,094,096.00) ("Base Release Price") plus all accrued
                                        ------------------
             and unpaid interest on such Base Release Price and any advances made by Beneficiary or Trustee for the protection of the Mortgaged Property.

                 (iv) Immediately prior to Fee Owner's purchase of the Deed of
             Trust, Beneficiary and Grantor shall, if necessary, amend the Notes to provide such separate note or notes ("Landlord's Note")
                                                      ---------------
             evidencing solely the Purchase Price and shall, if necessary, amend the Deed of Trust to secure solely the Landlord's Note. At the closing and upon payment in full of the Purchase Price, the

             Beneficiary shall assign this Deed of Trust and Landlord's Note to Fee Owner, without recourse, representations, covenants or warranties of any kind. Each such assignment shall be in form for recordation or filing, as the case may be. Notwithstanding the foregoing, neither the Beneficiary nor Grantor shall be responsible or liable to Fee Owner for any other party's failure to complete its obligation to perform the foregoing; however, Fee Owner's duty to purchase the Deed of Trust after exercise of Landlord's Option is expressly conditioned upon Fee Owner's receipt of the assignments and amendments described in this Paragraph 61. Fee
                                                          ------------
             Owner shall be responsible for paying any taxes payable to any governmental authority upon such assignments, and such assignments shall be made subject to such state of title of the Mortgaged Property as shall exist at the date such assignment.

                 (v) Fee Owner shall not have the right to receive any notices of default under this Deed of Trust, nor shall Fee Owner have the right to cure any default under this Deed of Trust, except to the extent provided in this Paragraph 61.
                                     ------------

             (b) Grantor agrees and acknowledges that the Purchase Price set forth in Paragraph 61 shall apply only to the assignment of this Deed of Trust
         ------------
to Fee Owner pursuant to this Paragraph 61 and shall not serve to describe,
                              ------------
limit or restrict the amount of indebtedness secured by this Deed of Trust or to describe, limit or restrict the rights, powers, benefits and privileges otherwise granted to Beneficiary under this Deed of Trust and the other Transaction Documents with respect to the Mortgaged Property. Grantor further agrees and acknowledges that the assignment of this Deed of Trust to Fee Owner pursuant to this Paragraph 61 shall not be deemed a cure or waiver of any Event
                 ------------
of Default in the absence of a writing from Beneficiary expressly accepting a cure or waiving such Event of Default. Beneficiary may, in its sole discretion, exercise such rights and remedies as are available to Beneficiary under the Other Mortgages and Transaction Documents in connection with such Event of Default following the assignment of this Deed of Trust pursuant to Paragraph
                                                                   ---------
61(a) above.
-----

             (c) This Deed of Trust is expressly subject to all of Landlord's rights under the provisions, covenants, conditions, exceptions and reservations contained in the Ground Lease. Notwithstanding any provision contained herein to the contrary, this Deed of Trust does not encumber the Fee Owner's fee simple title or interest under the Ground Lease.

         62. Additional Ground Lease Provisions.
             ----------------------------------

         (a) In the event the Ground Lease shall be terminated by reason of a default thereunder by Grantor and Beneficiary shall acquire from Fee Owner a new ground lease, Grantor hereby waives any right, title or interest in and to such new ground lease or the leasehold estate created thereby, waiving all rights of redemption now or hereafter operable under any law.

         (b) Grantor shall not elect to treat the Ground Lease as terminated, canceled or surrendered pursuant to the applicable provisions of the Bankruptcy Code (including, but not limited to, Section 365(h)(1) thereof) without Beneficiary's prior written consent in the event of Fee Owner's Bankruptcy. In addition, Grantor shall, in the event of Fee Owner's Bankruptcy, reaffirm and ratify the legality, validity, binding effect and enforceability of the Ground Lease and shall remain in possession of the Premises and the leasehold estate created by the Ground Lease, notwithstanding any rejection thereof by Fee Owner or any trustee, custodian or receiver.

         (c) Grantor shall give Beneficiary not less than thirty (30) days prior written notice of the date on which Grantor shall apply to any court or other governmental authority for authority and permission to reject the Ground Lease in the event that there shall be filed by or against Grantor any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect and if Grantor determines to reject the Ground Lease, Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such thirty (30) day period a notice stating that (i) Beneficiary demands that Grantor assume and assign the Ground Lease to Beneficiary subject to and in accordance with the Bankruptcy Code and
(ii) Beneficiary covenants to cure or provide reasonably adequate assurance thereof with respect to all defaults reasonably susceptible of being cured by Beneficiary and of future performance under the Ground Lease. If Beneficiary serves upon Grantor the notice described above, Grantor shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause (i) above within fifteen (15) days after the notice shall have been given by Beneficiary.

         (d) To the extent permitted by law, Grantor hereby assigns to Beneficiary all of Grantor's rights, powers or privileges with respect to rejection of the Ground Lease as lessor or lessee thereunder, all pursuant to
Section 365 of the Bankruptcy Code.

         (e) Beneficiary, upon notice to Grantor, shall have the right, but not the obligation, to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease by Fee Owner as a result of Fee Owner's Bankruptcy, including, but not limited to, the right to file and prosecute, to the exclusion of Grantor, any and all proofs of claims, complaints, notices and other documents in any case in respect of Fee Owner under and pursuant to the Bankruptcy Code.

         (f) In the event of any arbitration under or pursuant to the Ground Lease in which Beneficiary elects to participate, Grantor hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact (which appointment shall be deemed coupled with an interest) to exercise all right, title and interest of Grantor in connection with such arbitration, including, without limitation, the right to appoint arbitrators and to conduct arbitration proceedings on behalf of Grantor and Beneficiary. All costs and expenses incurred by Beneficiary in connection with such arbitration and the settlement thereof shall be borne solely by Grantor, including, without limitation, reasonable attorneys' fees and disbursements. Nothing contained in this Section shall obligate Beneficiary to participate in any such arbitration.

         63. Variable Rate on Interest; Additional Interest.
             -----------------------------------------------

On the Optional Prepayment Date (as such term is defined in the Loan Agreement) and on each anniversary thereof, the interest rate on the Notes secured by this Deed of Trust will be adjusted to be equivalent to the Adjusted Rate (as such term is determined in accordance with the Notes and the Loan Agreement.) During the period following the Optional Prepayment Date it is possible that some or all of the additional interest may be unpaid and may be accruing until the Maturity Date.


         GRANTOR HEREBY EXPRESSLY (i) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA LAW TO REPAY THE NOTES, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON
                                                        ------- -------
ACCELERATION OF THE NOTES, AND (II) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THE NOTES IS MADE INCLUDING WITHOUT LIMITATION UPON OR FOLLOWING ANY ACCELERATION OF THE NOTES BY BENEFICIARY OR TRUSTEE ON ACCOUNT OF ANY DEFAULT BY GRANTOR INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THIS DEED OF TRUST, THEN GRANTOR HEREBY DECLARES THAT (1) EACH OF THE FACTUAL MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) BENEFICIARYS AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTES CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY GRANTOR AND BENEFICIARY, (3) GRANTOR IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL AND (4) GRANTOR FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND AGREEMENT.


                          ----------------------------
                                GRANTOR INITIALS



         IN WITNESS WHEREOF, Grantor has duly executed and sealed this Deed of Trust as of the day and year first above written.


                             SIGNATURE PAGES FOLLOW

                           MARRIOTT HOTEL PROPERTIES II LIMITED PARTNERSHIP


                                    By:  Marriott MHP Two Corporation, its sole
                                         general partner

                                         By:     /s/ Douglas W. Henry
                                                 -------------------------
                                         Name:   Douglas W. Henry
                                              Title:  Vice President

STATE OF NEW YORK                  )
                  )                ss.:
COUNTY OF NEW YORK)

         On this 23rd of September, in the year 1996, before me, Robert E. Zain, a Notary Public of said State, duly commissioned and sworn, personally appeared Dougals W. Henry, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument as Vice President of Marriott MHP Two Corporation, a Delaware corporation, which is the general partner of Marriott Hotel Properties II Limited Partnership, a Delaware limited partnership, and acknowledged tome that he executed said instrument on behalf of said limited partnership.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.



                                               /s/ Robert E. Zalin
                                               ---------------------------------
                                               Notary Public

My commission expires:April 15, 1998
                      -------------------------

Notary Seal

Print Name:    Robert E. Zalin
               --------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

         All of that certain tract or parcel of land and premises, situate, lying and being in Contra Costa County, State of California, more particularly described as follows:

                                    EXHIBIT B

                           SCHEDULE OF OTHER MORTGAGES






1. Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing of even date from Marriott Hotel Properties II Limited Partnership, as Grantor, to Commonwealth Land Title Insurance Company of California, as Trustee, for the benefit of Nomura Asset Capital Corporation, as Beneficiary encumbering certain hotel premises in San Ramon, California and, intended to be recorded simultaneously herewith in the official records of County of Santa Clara, State of California.

2. Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing of even date from Marriott Hotel Properties II Limited Partnership, as Grantor, to Commonwealth Land Title Insurance Company as Trustee, for the benefit of Nomura Asset Capital Corporation, as Beneficiary encumbering certain hotel premises in San Antonio, Texas and intended to be recorded simultaneously herewith in the official records of County of Bexar, State of Texas.

3. Act of Multiple Indebtedness, Mortgage, Security Agreement, Pledge and Collateral Assignment of Leases and Rents and Insurance Proceeds of even date from Marriott Hotel Properties II Limited Partnership, as Mortgagor, to Nomura Asset Capital Corporation, as Mortgagee encumbering certain hotel premises in New Orleans, Louisiana and, intended to be recorded simultaneously herewith in the official records of Orleans Parish, State of Louisiana.


                                      B-1